FOURTH QUARTER 2014

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Annual Report on Form 10-K (the “10-K”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-K, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-K and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage / Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary / Recent Transactions	9
• Leasing	9 - 10
• Information About FFO	11
• Key Financial Data	12
• Same-Store Results and Analysis	13
• Select Financial Ratios	14
• Debt Analysis:
(a) Debt Breakdown/Future Repayments	15
(b) Debt Maturities	16
(c) Debt Detail	17

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	19
• Consolidated Balance Sheets	20
• Consolidated Statement of Changes in Equity	21
• Statements of Funds from Operations	22
• Statements of Funds from Operations Per Diluted Share	23
• Reconciliation of Basic-to-Diluted Shares/Units	24
• Unconsolidated Joint Venture Information	25 - 27

IV. PORTFOLIO SUMMARY
• Operating Property Acquisitions	29
• Properties Commencing Initial Operations	30
• Rental Property Sales/Dispositions	31
• Breakdown of Company Holdings	32
• Consolidated Property Listing (by Property Type)	33 - 41
• Unconsolidated Joint Venture Summary	42 - 44
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	45
(b) Square Footage	46
(c) Base Rental Revenue	47
(d) Percentage Leased	48

V. MULTI-FAMILY RENTAL PORTFOLIO
• Summary of Stabilized Operating Communities/	50
• Stabilizing Operating Communities Capitalization/ Repositioning	51
• Summary of Communities in Lease-Up	52
• Summary of Development Communities	53
• Summary of Land Holdings/Pre-Development	54

VI. OFFICE PORTFOLIO
• Summary of Development Projects	56
• Summary of Land Holdings	57
• Leasing Statistics	58 -63
• Market Diversification (MSAs)	64
• Industry Diversification (Top 30 Tenant Industries)	65
• Significant Tenants (Top 50 Tenants)	66 - 67
• Schedules of Lease Expirations (by Property Type)	68 - 72

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•
risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants and residents;

•
the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by the Company’s properties or on an unsecured basis;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for our properties;

•	changes in interest rate levels and volatility in the securities markets;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•
the Company's credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact the Company’s ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

I.  COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $4.1 billion at December 31, 2014. Mack-Cali has been involved in all aspects of commercial real estate development, management, and ownership for over 60 years and has been a publicly traded REIT since 1994. At December 31, 2014, Mack-Cali owned or had interests in 283 properties consisting of 264 office and office/flex properties totaling approximately 31.0 million square feet of commercial space and 19 multi-family rental properties containing 5,484 apartment homes, all located in the Northeast, as well as 544 apartment homes in lease-up, and 1,839 apartment homes in development and land to accommodate up to 5.7 million square feet of additional commercial space and 8,104 multi-family apartment homes – in addition to hotel development.

History

Established over 60 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of December 31, 2014)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	283
Total Commercial Square Feet / Multi-family Units	31.0 million commercial square feet and 5,484 multi-family apartment homes
Geographic Diversity	Seven states and the District of Columbia
New Jersey Presence	21.1 million square feet of commercial space and 2,916 multi-family apartment homes
Northeast Presence	31.0 million square feet of commercial space and 5,484 multi-family apartment homes
Common Shares and
Units Outstanding	100.2 million
Dividend-- Quarter/Annualized	$0.15/$0.60
Dividend Yield	3.1%
Total Market Capitalization	$4.1 billion
Senior Debt Rating	BBB- (S&P and Fitch);
Baa3 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

Board of Directors

William L. Mack, Chairman of the Board
Alan S. Bernikow	David S. Mack
Kenneth M. Duberstein	Alan G. Philibosian
Nathan Gantcher	Irvin D. Reid
Mitchell E. Hersh	Vincent Tese
Jonathan Litt	Roy J. Zuckerberg

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer
Anthony Krug, Chief Financial Officer
Gary Wagner, Chief Legal Officer and Secretary

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

Equity Research Coverage

Bank of America Merrill Lynch James C. Feldman (646) 855-5808	Green Street Advisors Michael Knott (949) 640-8780
Barclays Capital Ross Smotrich (212) 526-2306	J.P. Morgan Anthony Paolone (212) 622-6682
Citigroup Michael Bilerman (212) 816-1383	KeyBanc Capital Markets Jordan Sadler (917) 368-2280
Cowen and Company James Sullivan (646) 562-1380	Stifel, Nicolaus & Company, Inc. John W. Guinee, III (443) 224-1307
Deutsche Bank North America Vin Chao (212) 250-6799	SunTrust Robinson Humphrey, Inc. Michael R. Lewis (212) 319-5659
Evercore ISI Steve Sakwa (212) 446-9462	UBS Investment Research Ross T. Nussbaum (212) 713-2484

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web: www.mack-cali.com
Fax: (732) 205-8237	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

II.  FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Funds from operations (FFO) for the quarter ended December 31, 2014 amounted to $34.1 million, or $0.34 per share. For the year ended December 31, 2014, FFO equaled $162.7 million, or $1.63 per share.

Net loss to common shareholders for the fourth quarter 2014 equaled $9.2 million, or $0.10 per share. For the year ended December 31, 2014, net income available to common shareholders amounted to $28.6 million, or $0.32 per share.

Included in net income and FFO for the fourth quarter 2014 was $12.8 million, or $0.13 per share, related to executives severance costs. Included in net income and FFO for the year ended December 31, 2014 was $4.8 million, or $0.05 per share, related to the net effect of unusual electricity rate spikes and $23.8 million, or $0.24 per share, related to executives severance costs.

All per share amounts presented above are on a diluted basis.

Total revenues for the fourth quarter 2014 were $151.4 million. For the year ended December 31, 2014 total revenues amounted to $636.8 million.

The Company had 89,076,578 shares of common stock, and 11,083,876 common operating partnership units outstanding as of December 31, 2014. The Company had a total of 100,160,454 common shares/common units outstanding at December 31, 2014.

As of December 31, 2014, the Company had total indebtedness of approximately $2.1 billion, with a weighted average annual interest rate of 5.64 percent.

The Company had a debt-to-undepreciated assets ratio of 37.3 percent at December 31, 2014. The Company had an interest coverage ratio of 2.2 times for the quarter ended December 31, 2014. Excluding executive severance costs, the interest coverage ratio would have been 2.7 times.

Recent Transactions

In December, the Company acquired developable land in Conshohocken, Pennsylvania, for approximately $15.3 million, which was funded using available cash.

Leasing

Mack-Cali’s consolidated commercial in-service portfolio was 84.2 percent leased at December 31, 2014, as compared to 83.7 percent at September 30, 2014.

For the quarter ended December 31, 2014, the Company executed 112 leases at its consolidated in-service portfolio totaling 923,410 square feet, consisting of 507,400 square feet of office space, 376,210 square feet of office/flex space and 39,800 square feet of industrial space. Of these totals, 267,471 square feet were for new leases and 655,939 square feet were for lease renewals and other tenant retention transactions.

For the year ended December 31, 2014, the Company executed 450 leases at its consolidated in-service portfolio totaling 3,065,801 square feet, consisting of 1,995,453 square feet of office space, 970,958 square feet of office/flex space and 99,390 square feet of industrial space. Of these totals, 1,106,990 square feet were for new leases and 1,958,811 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

NORTHERN NEW JERSEY:
-	New Jersey City University (NJCU) signed a new lease for 68,348 square feet at Harborside Plaza 2 in Jersey City. The 761,200 square-foot office building is 57.3 percent leased.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

-
Law firm Connell Foley LLP signed transactions totaling 17,411 square feet consisting of a 12,987 square-foot renewal and a 4,424 square-foot expansion at Harborside Plaza 5 in Jersey City. The 977,225 square-foot office building is 87.0 percent leased.

-
Cisco Systems Inc., a worldwide leader in IT, signed a new lease for 35,446 square feet at 4 Gatehall Drive in Parsippany. The 248,480 square-foot office building, located in Mack-Cali Business Campus, is 84.9 percent leased.

-
Atlantic Inertial Systems, Inc., a provider of high technology products and services to the building and aerospace industries, signed a renewal for 19,854 square feet at 20 Commerce Way in Totowa. The 42,540 square-foot office/flex building, located in Mack-Cali Commercenter, is 95.5 percent leased.

-
Federal Farm Credit Banks Funding Corporation, a provider of loans, leases, and services to U.S. agriculture and rural America, signed a new lease for 19,225 square feet at 101 Hudson Street in Jersey City. The 1,246,283 square-foot office building is 87.0 percent leased.

CENTRAL NEW JERSEY:
-	U.S. General Services Administration (GSA), signed a renewal for 19,676 square feet at 343 Thornall Street in Edison. The 195,709 square-foot office building is 98.4 percent leased.

-
RGN-Neptune I LLC, a subsidiary of HQ Global Workplaces, LLC and provider of temporary office suites, signed a new lease for 15,408 square feet at 3600 Route 66 in Neptune. The 180,000 square-foot office building is 100 percent leased.

WESTCHESTER COUNTY, NEW YORK:
-
Fabrication Enterprises, Inc., a manufacturer, importer, and master distributor of products for physical and occupational therapy, athletic training, and home care, signed a transaction totaling 81,394 square feet at 250 Clearbrook Road in Elmsford, representing a renewal of 33,659 square feet and expansion of 47,735 square feet.  The 155,000 square-foot office/flex building, located in Cross Westchester Executive Park, is 95.1 percent leased.

-
Westinghouse Air Brake Technologies Corporation, a provider of value-added, technology-based equipment and services for the global rail industry, signed a renewal for 28,000 square feet at 4 Warehouse Lane in Elmsford. The 195,500 square-foot industrial building, located in Elmsford Distribution Center, is 97.0 percent leased.

-
Retrieval-Masters Creditors Bureau Inc., a recovery agency for consumer collections, signed transactions totaling 15,100 square feet at 4 Westchester Plaza in Elmsford, consisting of a 10,100 square-foot renewal and a 5,000 square-foot expansion. The 44,700 square-foot office/flex building, located in Cross Westchester Executive Park, is 100 percent leased.

SOUTHERN NEW JERSEY
-
Quaker Sales and Distribution, Inc., a division of PepsiCo, Inc., signed a renewal for 26,580 square feet at 915 North Lenola Road in Moorestown.  The 52,488 square-foot office/flex building, located in Moorestown West Corporate Center, is 100 percent leased.

-
Schindler Elevator Corporation, a global provider of elevators, escalators and related services, signed a renewal for 18,020 square feet at 840 North Lenola Road in Moorestown. The 38,300 square-foot office/flex building, located in Moorestown West Corporate Center, is 47.0 percent leased.

-
Curbell Plastics, Inc. signed a renewal for 16,800 square feet at 844 North Lenola Road in Moorestown. The 28,670 square-foot office/flex building, located in Moorestown West Corporate Center, is 100 percent leased.

CONNECTICUT:
-
Immucor, Inc., a provider of transfusion and transplantation diagnostics that facilitate patient-donor compatibility, signed a renewal for 36,928 square feet at 550 West Avenue in Stamford. The 54,000 square-foot office/flex building, located in Stamford Executive Park, is 81.3 percent leased.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items, sales of depreciable rental property, and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from sales of properties and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.

FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables on page 23.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

Key Financial Data

As of or for the three months ended

	12/31/14	09/30/14	06/30/14	03/31/14	12/31/13
Shares and Units:
Common Shares Outstanding	89,076,578	89,055,220	88,982,062	88,630,146	88,247,591
Common Units Outstanding	11,083,876	11,092,044	11,164,018	11,518,069	11,864,775
Combined Shares and Units	100,160,454	100,147,264	100,146,080	100,148,215	100,112,366
Weighted Average- Basic (a)	100,130,039	99,995,081	99,993,083	99,875,659	99,806,029
Weighted Average- Diluted (b)	100,130,039	100,052,290	100,022,734	99,875,659	99,806,029

Common Share Price ($’s):
At the end of the period	19.06	19.11	21.48	20.79	21.48
High during period	20.11	22.05	22.44	23.23	22.49
Low during period	17.92	18.95	19.98	19.75	19.05

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (c)	1,964,115	1,977,334	2,205,844	2,137,042	2,205,697
Total Debt	2,088,654	2,238,641	2,208,268	2,232,287	2,362,766
Total Market Capitalization	4,052,769	4,215,975	4,414,112	4,369,329	4,568,463
Total Debt/ Total Market
Capitalization	51.54%	53.10%	50.03%	51.09%	51.72%

Financials:
($’s in thousands, except ratios and
per share amounts)
Total Assets	4,192,247	4,357,197	4,354,772	4,354,343	4,515,328
Gross Book Value of Real Estate Assets	4,958,179	4,909,727	4,966,633	5,172,017	5,129,933
Total Liabilities	2,310,236	2,452,915	2,438,892	2,483,223	2,596,873
Total Equity	1,882,011	1,904,283	1,915,880	1,871,120	1,918,455
Total Revenues	151,414	155,489	160,300	169,596	165,267
Capitalized Interest	4,820	4,158	3,351	3,141	2,623
Scheduled Principal Amortization	1,022	690	595	904	939
Interest Coverage Ratio	2.24	2.76	2.79	2.01	2.65
Fixed Charge Coverage Ratio	1.85	2.34	2.44	1.77	2.38
Net Income (Loss)	(10,413)	2,897	57,347	(17,628)	(61,770)
Net Income (Loss) Available to Common Shareholders	(9,240)	2,704	51,123	(15,298)	(54,179)
Earnings per Share—diluted	(0.10)	0.03	0.58	(0.17)	(0.62)
FFO per Share—diluted (d)	0.34	0.48	0.50	0.30	0.52
Dividends Declared per Share	0.15	0.15	0.15	0.30	0.30
FFO Payout Ratio—diluted (d)	44.00%	31.24%	29.80%	99.40%	57.46%

Portfolio Size:
Properties	283	282	279	279	279
Total Commercial Square Footage	30,966,945	31,459,489	31,459,489	31,002,668	31,002,668
Commercial Sq. Ft. Leased at End of Period (e)	84.2%	83.7%	83.7%	83.6%	86.1%
Apartment Homes	5,484	4,940	3,898	3,678	3,678

(a)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(b)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(c)	Includes any outstanding preferred units presented on a converted basis into common units and noncontrolling interests in consolidated joint ventures.
(d)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(e)
Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future and leases that expire at the period end date.  Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service properties in lease up (if any).

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended
	December 31,			%
	2014	2013	Change	Change

Total Property Revenues	$139,617	$142,760	$(3,143)	(2.2)

Real Estate Taxes	20,325	21,182	(857)	(4.0)
Utilities	14,100	13,460	640	4.8
Operating Services	28,025	26,856	1,169	4.4
Total Property Expenses:	62,450	61,498	952	1.5

GAAP Net Operating Income	77,167	81,262	(4,095)	(5.0)

Less: straight-lining of rents adj.	406	1,618	(1,212)	(74.9)

Net Operating Income	$76,761	$79,644	$(2,883)	(3.6)

Percentage Leased at
Period End	84.0%	86.2%

Total Properties:	228

Total Square Footage:	25,357,656

Apartment Homes:	722

	For the Year Ended
	December 31,			%
	2014	2013	Change	Change

Total Property Revenues	$543,675	$549,479	$(5,804)	(1.1)

Real Estate Taxes	81,871	75,758	6,113	8.1
Utilities	64,894	53,845	11,049	20.5
Operating Services	101,449	95,127	6,322	6.6
Total Property Expenses:	248,214	224,730	23,484	10.4

GAAP Net Operating Income	295,461	324,749	(29,288)	(9.0)

Less: straight-lining of rents adj.	3,246	7,932	(4,686)	(59.1)

Net Operating Income	$292,215	$316,817	$(24,602)	(7.8)

Percentage Leased at
Period End	83.9%	86.1%

Total Properties:	224

Total Square Footage:	25,137,414

Apartment Homes:	0

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

Select Financial Ratios

Ratios Computed For Industry	December 31,
Comparisons:	2014	2013

Financial Position Ratios:
Total Debt/ Total Book	49.82%	52.33%
Capitalization
(Book value) (%)

Total Debt/ Total Market	51.54%	51.72%
Capitalization
(Market value) (%)

Total Debt/ Total Undepreciated	37.25%	39.94%
Assets (%)

Secured Debt/ Total Undepreciated	14.64%	12.61%
Assets (%)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013

Operational Ratios:
Interest Coverage	2.24	2.65	2.44	2.92
(Funds from Operations+Interest
Expense)/Interest Expense (x)

Debt Service Coverage	2.16	2.57	2.37	2.83
(Funds from Operations +
Interest Expense)/(Interest Expense
+ Principal Amort.) (x)

Fixed Charge Coverage	1.85	2.38	2.09	2.57
(Funds from Operations +
Interest Expense + Ground Lease Payments)/
(Interest Expense + Capitalized Interest+Pref. Div.
+Prin. Amort.+Ground Lease
Payments)(x)

FFO Payout	44.00%	57.46%	46.13%	56.74%
(Dividends Declared/Funds from
Operations) (%)

Note: Excluding executive severance costs of $11.0 million in the first quarter 2014 and $12.8 million in the fourth quarter 2014, Interest Coverage, Debt Service Coverage, Fixed Charge Coverage and FFO Payout ratios would have been 2.71x, 2.61x, 2.23x and 32.0 percent, respectively, for the three months ended December 31, 2014 and 2.65x, 2.58x, 2.27x and 40.2 percent, respectively, for the year ended December 31, 2014.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

Debt Analysis

(as of December 31, 2014)

Debt Breakdown

(dollars in thousands)

		%	Weighted Average		Weighted Average
	Balance	of Total	Interest Rate (a)		Maturity in Years
Fixed Rate Unsecured Debt and
Other Obligations	$1,267,744	60.70%	4.88%		5.16
Fixed Rate Secured Debt	661,050	31.65%	7.53%		3.19
Variable Rate Secured Debt	159,860	7.65%	3.83%		1.69

Totals/Weighted Average:	$2,088,654	100.00%	5.64%	(b)	4.27

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.17 percent as of December 31, 2014, plus the applicable spread.
(b)	Excludes amortized deferred financing costs pertaining to the Company’s unsecured revolving credit facility which amounted to $2.7 million for the year ended December 31, 2014.

Future Repayments

(dollars in thousands)

				Weighted Average
	Scheduled	Principal		Interest Rate of
Period	Amortization	Maturities	Total	Future Repayments (a)
2015	$8,811	$167,589	$176,400	7.03%
2016	8,311	333,272	341,583	6.94%
2017	7,275	392,345	399,620	4.11%
2018	7,311	231,536	238,847	6.67%
2019	723	331,567	332,290	7.44%
Thereafter	6,329	605,205	611,534	4.13%
Sub-total	38,760	2,061,514	2,100,274
Adjustment for unamortized debt discount/premium and mark-to-market, net, as of December 31, 2014	(11,620)	-	(11,620)

Totals/Weighted Average:	$27,140	$2,061,514	$2,088,654	5.64%	(b)

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.17 percent as of December 31, 2014, plus the applicable spread.
(b)	Excludes amortized deferred financing costs pertaining to the Company’s unsecured revolving credit facility which amounted to $2.7 million for the year ended December 31, 2014.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

Debt Maturities

(dollars in thousands)

									2023 and
	2015	2016	2017	2018	2019	2020	2021	2022	Beyond	Totals
Secured Debt:
6 Becker, 85 Livingston,75 Livingston, & 20 Waterview	$65,035									$65,035
4 Sylvan Way	14,575									14,575
10 Independence	16,924									16,924
Port Imperial South	44,119									44,119
9200 Edmonston Road	3,889									3,889
Overlook-Site II B	5,787									5,787
Overlook-Sites III D, III C, III A	17,260									17,260
Curtis Center		$64,000								64,000
4 Becker		40,431								40,431
5 Becker		14,574								14,574
210 Clay		14,267								14,267
Prudential Portfolio			$141,152							141,152
150 Main Street			1,193							1,193
23 Main Street				$26,566						26,566
Harborside Plaza 5				204,970						204,970
100 Walnut Avenue					$17,281					17,281
One River Center					39,586					39,586
Park Square					24,700					24,700
Port Imperial South 4/5 Retail							$3,800			3,800
Port Imperial South 4/5 Garage									$26,405	26,405
Total Secured Debt:	$167,589	$133,272	$142,345	$231,536	$81,567	-	$3,800	-	$26,405	$786,514

Unsecured Debt:
Unsecured credit facility			-							-
5.80% unsecured notes
due 1/16		$200,000								$200,000
2.50% unsecured notes
due 12/17			$250,000							250,000
7.75% unsecured notes
due 8/19					$250,000					250,000
4.50% unsecured notes
due 4/22								$300,000		300,000
3.15% unsecured notes
due 5/23									$275,000	275,000
Total Unsecured Debt:	-	$200,000	$250,000	-	$250,000	-	-	$300,000	$275,000	$1,275,000

Total Debt:	$167,589	$333,272	$392,345	$231,536	$331,567	-	$3,800	$300,000	$301,405	$2,061,514

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

Debt Detail

(dollars in thousands)

		Effective
		Interest	December 31,		Date of
Property Name	Lender	Rate	2014	2013	Maturity
Senior Unsecured Notes: (a)
5.125%, Senior Unsecured Notes	public debt	5.11%	-	$200,030	02/15/14	(b)
5.125%, Senior Unsecured Notes	public debt	5.30%	-	149,902	01/15/15	(c)
5.800%, Senior Unsecured Notes	public debt	5.81%	$200,086	200,161	01/15/16
2.500%, Senior Unsecured Notes	public debt	2.80%	249,150	248,855	12/15/17
7.750%, Senior Unsecured Notes	public debt	8.02%	249,013	248,799	08/15/19
4.500%, Senior Unsecured Notes	public debt	4.61%	299,565	299,505	04/18/22
3.150%, Senior Unsecured Notes	public debt	3.52%	269,930	269,323	05/15/23
Total Senior Unsecured Notes:			$1,267,744	$1,616,575

Revolving Credit Facilities:
Unsecured Facility (d)	17 Lenders	LIBOR +1.300%	-	-	07/31/17
Total Revolving Credit Facilities:			-	-

Property Mortgages: (e)
6301 Ivy Lane (f)	RGA Reinsurance Company	5.52%		-		$5,447	-
395 West Passaic (g)	State Farm Life Insurance Co.	6.00%		-		9,719	-
35 Waterview (h)	Wells Fargo CMBS	6.35%		-		18,417	-
233 Canoe Brook Road (i)	The Provident Bank	4.38%		-		3,877	-
Port Imperial South 4/5 (j)	Wells Fargo Bank N.A.	LIBOR+3.50%		-		36,950	-
6 Becker, 85 Livingston, 75 Livingston & 20 Waterview (k)	Wells Fargo CMBS	10.26%		$65,035		64,233	08/11/14	(l)
4 Sylvan	Wells Fargo CMBS	10.26%		14,575		14,538	08/11/14	(l)
10 Independence	Wells Fargo CMBS	10.26%		16,924		16,638	08/11/14	(l)
Overlook-Sites III D, III C, III A (m)	Wells Fargo Bank N.A.	LIBOR+3.50%		17,260		-	03/02/15
Overlook-Site II B (Quarrystone I) (m)	Wells Fargo Bank N.A.	LIBOR+2.50%		5,787		-	04/14/15
9200 Edmonston Road (n)	Principal Commercial Funding, L.L.C.	5.53%		3,951		4,115	05/01/15
Port Imperial South	Wells Fargo Bank N.A.	LIBOR+1.75%		44,119		43,278	09/19/15
4 Becker	Wells Fargo CMBS	9.55%		39,421		38,820	05/11/16
5 Becker (o)	Wells Fargo CMBS	12.83%		13,867		13,092	05/11/16
210 Clay (p)	Wells Fargo CMBS	13.42%		13,330		12,767	05/11/16
Curtis Center (q)	CCRE & PREFG	LIBOR+5.91%	(t)	64,000		-	10/09/16
Various (r)	Prudential Insurance	6.33%		145,557		147,477	01/15/17
150 Main Street	Webster Bank	LIBOR+2.35%		1,193	(v)	-	03/30/17
23 Main Street	JPMorgan CMBS	5.59%		29,210		29,843	09/01/18
Harborside Plaza 5	The Northwestern Mutual Life Insurance Co. & New York Life Insurance Co.	6.84%		221,563		225,139	11/01/18
100 Walnut Avenue	Guardian Life Ins. Co.	7.31%		18,542		18,792	02/01/19
One River Center (s)	Guardian Life Ins. Co.	7.31%		42,476		43,049	02/01/19
Park Square	Wells Fargo Bank N.A.	LIBOR+1.87%	(u)	27,500		-	04/10/19
Port Imperial South 4/5 Retail	American General Life & A/G PC	4.56%		4,000		-	12/01/21
Port Imperial South 4/5 Garage	American General Life & A/G PC	4.85%		32,600		-	12/01/29
Total Mortgages, Loans Payable and Other Obligations:				$820,910		$746,191

Total Debt:				$2,088,654		$2,362,766

(a)	Includes the cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount/premium on the notes, as applicable.
(b)	On February 17, 2014, the Company repaid these unsecured notes at their maturity using available cash and borrowings on the Company's unsecured revolving credit facility.
(c)
These notes were redeemed on December 17, 2014. The redemption price, including a make-whole premium, was 100.380 percent of the principal amount of the Notes, plus all accrued and unpaid interest up to the Redemption Date. The Company funded the redemption price, including accrued and unpaid interest, of approximately $153.8 million using available cash and borrowings on the Company’s unsecured revolving credit facility.  In connection with the redemption, the Company recorded approximately $0.6 million as a loss from early extinguishment of debt (including the write-off of unamortized deferred financing costs).

(d)
Total borrowing capacity under this facility is $600 million. On July 16, 2013, the Company amended and restated its unsecured revolving credit facility with a group of 17 lenders. The $600 million facility is expandable to $1 billion and matures in July 2017. It has two six-month extension options each requiring the payment of a 7.5 basis point fee. The interest rate on outstanding borrowings (not electing the Company’s competitive bid feature) and the facility fee on the current borrowing capacity payable quarterly in arrears are based upon the Operating Partnership’s unsecured debt ratings.

(e)
Reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to-market adjustment of acquired debt and other transaction costs, as applicable.

(f)	On April 1, 2014, the Company repaid the mortgage loan at par, using available cash.
(g)	On May 1, 2014, the Company repaid the mortgage loan at par, using available cash.
(h)	On May 12, 2014, the Company repaid the mortgage loan at par, using borrowings on the Company’s unsecured revolving credit facility.
(i)	On April 30, 2014, the Company repaid the mortgage loan at par, using available cash.
(j)	On November 3, 2014, the Company refinanced the mortgage loan with a different lender.
(k)	Mortgage is cross collateralized by the four properties.
(l)	The loan was not repaid at maturity and the Company has begun discussions with the lender regarding a potential deed-in-lieu of foreclosure in satisfaction of the obligation.
(m)
On August 15, 2014, the Company assumed these loans as a result of its acquisition of interests which increased its ownership to 100 percent in certain previously unconsolidated joint ventures which owned developable land.

(n)
The mortgage loan originally matured on May 1, 2013.  The maturity date was extended until May 1, 2015 with the same interest rate.  Excess cash flow, as defined, is being held by the lender for re-leasing costs.  The deed for the property was placed in escrow and is available to the lender in the event of default or non-payment at maturity.

(o)
The cash flow from this property is insufficient to cover operating costs and debt service.  Consequently, the Company notified the lender and suspended debt service payments in August 2013.  The Company has begun discussions with the lender regarding a deed-in-lieu of foreclosure and began remitting available cash flow to the lender effective August 2013.

(p)	The cash flow from this property is insufficient to cover operating costs and debt service. Consequently, the Company notified the lender and suspended debt service payments in January 2015.
(q)
The Company, owns a 50 percent tenants-in-common interest in the Curtis Center Property.  The Company’s $64.0 million loan consists of its 50 percent interest in a $102 million senior loan with a current rate of 3.455 percent at December 31, 2014 and its 50 percent interest in a $26 million mezzanine loan (with a maximum borrowing capacity of $48 million) with a current rate of 9.661 percent at December 31, 2014.  The senior loan rate is based on a floating rate of one-month LIBOR plus 329 basis points and the mezzanine loan rate is based on a floating rate of one-month LIBOR plus 950 basis points.  Both loans have LIBOR caps for the period.  The loans provide for three one-year extension options.

(r)	Mortgage is cross collateralized by seven properties. The Company has agreed, subject to certain conditions, to guarantee repayment of a portion of the loan.
(s)	Mortgage is collateralized by the three properties comprising One River Center.
(t)	The effective interest rate includes amortization of deferred financing costs of 1.362 percent.
(u)	The effective interest rate includes amortization of deferred financing costs of 0.122 percent.
(v)	This construction loan has a maximum borrowing capacity of $28.8 million

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
REVENUES	2014	2013	2014	2013
Base rents	$123,673	$136,222	$516,727	$540,165
Escalations and recoveries from tenants	16,818	18,641	78,554	72,758
Construction services	-	-	-	15,650
Real estate services	7,315	6,847	28,638	26,935
Parking income	2,502	2,209	9,107	6,840
Other income	1,106	1,348	3,773	4,683
Total revenues	151,414	165,267	636,799	667,031

EXPENSES
Real estate taxes	20,870	23,519	90,750	85,574
Utilities	14,267	15,552	72,822	63,622
Operating services	29,040	28,791	112,621	105,278
Direct construction costs	-	-	-	14,945
Real estate services expenses	5,923	6,907	26,136	22,716
General and administrative	23,950	10,447	73,169	47,682
Depreciation and amortization	40,811	47,666	172,490	182,766
Impairments	-	62,153	-	110,853
Total expenses	134,861	195,035	547,988	633,436
Operating income (loss)	16,553	(29,768)	88,811	33,595

OTHER (EXPENSE) INCOME
Interest expense	(27,420)	(31,626)	(112,878)	(123,701)
Interest and other investment income	1,399	1,616	3,615	2,903
Equity in earnings (loss) of unconsolidated joint ventures	(363)	(268)	(2,423)	(2,327)
Realized gains (losses) on disposition of rental property, net	-	-	54,848	-
Loss from early extinguishment of debt	(582)	(156)	(582)	(156)
Total other (expense) income	(26,966)	(30,434)	(57,420)	(123,281)
Income (loss) from continuing operations	(10,413)	(60,202)	31,391	(89,686)
Discontinued operations:
Income from discontinued operations	-	(9)	-	11,811
Loss from early extinguishment of debt	-	-	-	(703)
Realized gains (losses) and unrealized losses on disposition
of rental property and impairments, net	-	(1,559)	-	59,520
Total discontinued operations, net	-	(1,568)	-	70,628
Net income (loss)	(10,413)	(61,770)	31,391	(19,058)
Noncontrolling interest in consolidated joint ventures	21	237	778	2,199
Noncontrolling interest in Operating Partnership	1,152	7,167	(3,602)	10,459
Noncontrolling interest in discontinued operations	-	187	-	(8,509)
Net income (loss) available to common shareholders	$(9,240)	$(54,179)	$28,567	$(14,909)

Basic earnings per common share:
Income (loss) from continuing operations	$(0.10)	$(0.60)	$0.32	$(0.88)
Discontinued operations	-	(0.02)	-	0.71
Net income (loss) available to common shareholders	$(0.10)	$(0.62)	$0.32	$(0.17)

Diluted earnings per common share:
Income (loss) from continuing operations	$(0.10)	$(0.60)	$0.32	$(0.88)
Discontinued operations	-	(0.02)	-	0.71
Net income (loss) available to common shareholders	$(0.10)	$(0.62)	$0.32	$(0.17)

Basic weighted average shares outstanding	89,044	87,877	88,727	87,762

Diluted weighted average shares outstanding	100,130	99,806	100,041	99,785

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts)

	December 31,
Assets	2014	2013
Rental property
Land and leasehold interests	$760,855	$750,658
Buildings and improvements	3,753,300	3,915,800
Tenant improvements	431,969	456,003
Furniture, fixtures and equipment	12,055	7,472
	4,958,179	5,129,933
Less – accumulated depreciation and amortization	(1,414,305)	(1,400,988)
Net investment in rental property	3,543,874	3,728,945
Cash and cash equivalents	29,549	221,706
Investments in unconsolidated joint ventures	247,468	181,129
Unbilled rents receivable, net	123,885	136,304
Deferred charges, goodwill and other assets, net	204,650	218,519
Restricted cash	34,245	19,794
Accounts receivable, net of allowance for doubtful accounts
of $2,584 and $2,832	8,576	8,931

Total assets	$4,192,247	$4,515,328

Liabilities and Equity
Senior unsecured notes	$1,267,744	$1,616,575
Mortgages, loans payable and other obligations	820,910	746,191
Dividends and distributions payable	15,528	29,938
Accounts payable, accrued expenses and other liabilities	126,971	121,286
Rents received in advance and security deposits	52,146	53,730
Accrued interest payable	26,937	29,153
Total liabilities	2,310,236	2,596,873
Commitments and contingencies

Equity:
Mack-Cali Realty Corporation stockholders’ equity:
Common stock, $0.01 par value, 190,000,000 shares authorized,
89,076,578 and 88,247,591 shares outstanding	891	882
Additional paid-in capital	2,560,183	2,539,326
Dividends in excess of net earnings	(936,293)	(897,849)
Total Mack-Cali Realty Corporation stockholders’ equity	1,624,781	1,642,359

Noncontrolling interests in subsidiaries:
Operating Partnership	202,173	220,813
Consolidated joint ventures	55,057	55,283
Total noncontrolling interests in subsidiaries	257,230	276,096

Total equity	1,882,011	1,918,455

Total liabilities and equity	$4,192,247	$4,515,328

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Equity
(in thousands) (unaudited)

			Additional	Dividends in	Noncontrolling
	Common Stock		Paid-In	Excess of	Interests	Total
	Shares	Par Value	Capital	Net Earnings	in Subsidiaries	Equity
Balance at January 1, 2014	88,248	$882	$2,539,326	$(897,849)	$276,096	$1,918,455
Net income	-	-	-	28,567	2,824	31,391
Common stock dividends	-	-	-	(67,011)	-	(67,011)
Common unit distributions	-	-	-	-	(8,456)	(8,456)
Increase in noncontrolling interest
in consolidated joint ventures	-	-	-	-	552	552
Redemption of common units
for common stock	781	8	14,354	-	(14,362)	-
Shares issued under Dividend
Reinvestment and Stock Purchase Plan	6	-	118	-	-	118
Directors' deferred compensation plan	-	-	407	-	-	407
Stock compensation	42	1	6,554	-	-	6,555
Rebalancing of ownership percentage
between parent and subsidiaries	-	-	(576)	-	576	-
Balance at December 31, 2014	89,077	$891	$2,560,183	$(936,293)	$257,230	$1,882,011

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
Net income available to common shareholders	$(9,240)	$(54,179)	$28,567	$(14,909)
Add (deduct): Noncontrolling interest in Operating Partnership	(1,152)	(7,167)	3,602	(10,459)
Noncontrolling interest in discontinued operations	-	(187)	-	8,509
Real estate-related depreciation and amortization on
continuing operations (a)	44,529	49,929	185,339	194,741
Real estate-related depreciation and amortization on
discontinued operations	-	-	-	8,218
Impairments	-	62,153	-	134,704
Deduct: Realized (gains) losses and unrealized losses on disposition
of rental property, net	-	1,559	(54,848)	(83,371)
Funds from operations available to common shareholders (b)	$34,137	$52,108	$162,660	$237,433

Diluted weighted average shares/units outstanding (c)	100,130	99,806	100,041	99,785

Funds from operations per share/unit-diluted	$0.34	$0.52	$1.63	$2.38

Dividends declared per common share	$0.15	$0.30	$0.75	$1.35

Dividend payout ratio:
Funds from operations-diluted	44.00%	57.46%	46.13%	56.74%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$14,468	$3,790	$27,731	$15,266
Tenant improvements and leasing commissions (d)	$9,697	$15,262	$42,917	$52,123
Straight-line rent adjustments (e)	$526	$1,645	$5,713	$11,817
Amortization of (above)/below market lease intangibles, net (f)	$263	$185	$1,165	$2,179
Acquisition transaction costs (g)	$175	428	$2,118	$642
Net effect of unusual electricity rate spikes (h)	-	-	$4,845	-
Executives severance costs (g)	$12,791	-	$23,771	-

(a)
Includes the Company’s share from unconsolidated joint ventures of $4,292 and $2,366 for the three months ended December 31, 2014 and 2013, respectively, and $13,689 and $13,783 for the years ended December 31, 2014 and 2013, respectively. Excludes non-real estate-related depreciation and amortization of $83 and $65 for the three months ended December 31, 2014 and 2013, respectively, and $348 and $287 for the years ended December 31, 2014 and 2013 respectively, and $492 of depreciation expense allocable to the Company's noncontrolling interest in consolidated joint ventures for the three months and year ended December 31, 2014.

(b)	Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (11,086 and 11,929 shares for the three months ended December 31, 2014 and 2013, respectively, and 11,272 and 12,023 for the years ended December 31, 2014 and 2013, respectively), plus dilutive Common Stock Equivalents (i.e. stock options). See reconciliation of basic to diluted shares/units on page 24.

(d)	Excludes expenditures for tenant spaces that have not been owned for at least a year or were vacant for more than a year.
(e)
Includes the Company’s share from unconsolidated joint ventures of $125 and $(52) for the three months ended December 31, 2014 and 2013, respectively, and $137 and $32 for the years ended December 31, 2014 and 2013, respectively.

(f)
Includes the Company’s share from unconsolidated joint ventures of $124 and $124 for the three months ended  December 31, 2014 and 2013, respectively, and $496 and $703 for the years ended December 31, 2014 and 2013, respectively.

(g)	Included in general and administrative expense.
(h)	Approximately $10 million in utilities expense, net of approximately $5 million in escalations and recoveries from tenants related to such costs.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations Per Diluted Share
(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
Net income available to common shareholders	$(0.10)	$(0.62)	$0.32	$(0.17)
Add: Real estate-related depreciation and amortization on
continuing operations (a)	0.44	0.50	1.85	1.95
Real estate-related depreciation and amortization
on discontinued operations	-	-	-	0.08
Impairments	-	0.62	-	1.35
Deduct: Realized (gains) losses and unrealized losses on disposition
of rental property, net	-	0.02	(0.55)	(0.84)
Noncontrolling interest/rounding adjustment	-	-	0.01	0.01
Funds from operations (b)	$0.34	$0.52	$1.63	$2.38

Add: CEO severance costs	$0.13	-	$0.13	-
FFO excluding 4Q-14 item	$0.47	$0.52	$1.76	$2.38

Add: Net effect of unusual electricity rate spikes	$-	$-	$0.05	-
Other executives severance costs	-	-	0.11	-
FFO excluding certain items	$0.47	$0.52	$1.92	$2.38

Diluted weighted average shares/units outstanding (c)	100,130	99,806	100,041	99,785

(a)
Includes the Company’s share from unconsolidated joint ventures of $0.04 and $0.02 for the three months ended December 31, 2014 and 2013, respectively, and $0.14 and $0.14 for the years ended December 31, 2014 and 2013, respectively.

(b)	Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (11,086 and 11,929 shares for the three months ended December 31, 2014 and 2013, respectively, and 11,272 and 12,023 for the years ended December 31, 2014 and 2013, respectively), plus dilutive Common Stock Equivalents (i.e. stock options). See reconciliation of basic to diluted shares/units on page 24.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

Mack-Cali Realty Corporation and Subsidiaries
Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
Basic weighted average shares outstanding:	89,044	87,877	88,727	87,762
Add: Weighted average common units	11,086	11,929	11,272	12,023
Basic weighted average shares/units:	100,130	99,806	99,999	99,785
Restricted Stock Awards	-	-	42	-

Diluted weighted average shares/units outstanding:	100,130	99,806	100,041	99,785

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of December 31, 2014 and 2013, respectively: (dollars in thousands)

	December 31,
	2014	2013
Assets:
Rental property, net	$1,534,812	$755,038
Loan receivable	-	45,050
Other assets	398,173	582,989
Total assets	$1,932,985	$1,383,077
Liabilities and partners'/
members' capital:
Mortgages and loans payable	$1,060,020	$637,709
Other liabilities	211,340	87,231
Partners'/members' capital	661,625	658,137
Total liabilities and
partners'/members' capital	$1,932,985	$1,383,077

The following is a summary of the Company’s investment in unconsolidated joint ventures as of December 31, 2014 and 2013, respectively: (dollars in thousands)

	December 31,
Entity/Property Name	2014	2013
Multi-family
Marbella RoseGarden, L.L.C./ Marbella (c)	$15,779	$15,797
RoseGarden Monaco Holdings, L.L.C./ Monaco (c)	2,161	3,201
Rosewood Lafayette Holdings, L.L.C./ Highlands at Morristown Station (c)	62	857
PruRose Port Imperial South 15, LLC /RiversEdge at Port Imperial (c)	-	-
Rosewood Morristown, L.L.C. / Metropolitan at 40 Park (c)	6,029	6,455
Overlook Ridge JV, L.L.C./ Quarrystone at Overlook Ridge (c)	-	-
Overlook Ridge JV 2C/3B, L.L.C./The Chase at Overlook Ridge (c)	2,524	-
PruRose Riverwalk G, L.L.C./ RiverTrace at Port Imperial (c)	955	3,117
Elmajo Urban Renewal Associates, LLC / Lincoln Harbor (Bldg A&C) (c)	-	203
Crystal House Apartments Investors LLC / Crystal House	27,051	26,838
Portside Master Company, L.L.C./ Portside at Pier One - Bldg 7 (c)	1,747	3,207
PruRose Port Imperial South 13, LLC / RiverParc at Port Imperial (c)	1,087	2,206
Roseland/Port Imperial Partners, L.P./ Riverwalk C (c)	1,800	2,068
RoseGarden Marbella South, L.L.C./ Marbella II	11,282	7,567
Estuary Urban Renewal Unit B, LLC / Lincoln Harbor (Bldg B) (c)	-	24
Riverpark at Harrison I, L.L.C./ Riverpark at Harrison	4,744	3,655
Capitol Place Mezz LLC / Station Townhouses	49,327	46,628
Harborside Unit A Urban Renewal, L.L.C. / URL Harborside	34,954	-
RoseGarden Monaco, L.L.C./ San Remo Land	1,283	1,224
Grand Jersey Waterfront URA, L.L.C./ Liberty Landing	337	337
Office
Red Bank Corporate Plaza, L.L.C./ Red Bank	3,963	4,046
12 Vreeland Associates, L.L.C./ 12 Vreeland Road	5,620	5,514
BNES Associates III / Offices at Crystal Lake	1,993	1,753
Hillsborough 206 Holdings, L.L.C./ Hillsborough 206	1,962	1,962
KPG-P 100 IMW JV, LLC / 100 Independence Mall West	-	1,887
Keystone-Penn (c)	-	-
Keystone-TriState (c) (d)	6,140	-
KPG-MCG Curtis JV, L.L.C./ Curtis Center (a)	59,911	-
Other
Plaza VIII & IX Associates, L.L.C./ Vacant land (parking operations)	4,022	3,702
Roseland/North Retail, L.L.C./ Riverwalk at Port Imperial (c)	1,828	1,930
South Pier at Harborside / Hyatt Regency Jersey City on the Hudson (b)	-	-
Stamford SM LLC / Senior Mezzanine Loan	-	36,258
Other	907	693
Company's investment in unconsolidated joint ventures	$247,468	$181,129
(a)	Includes undivided interests in the same manner as investments in noncontrolled partnerships, pursuant to ASC 810.
(b)	The negative investment balance for this joint venture of $1,854 and $1,706 as of December 31, 2014 and 2013, respectively, were included in accounts payable, accrued expenses and other liabilities.
(c)
The Company's ownership interests in this venture are subordinate to its partner's preferred capital balance and the Company is not expected to meaningfully participate in the venture's cash flows in the near term.

(d)	Includes Company's pari-passu interests of $6.2 million in five properties acquired in August 2014.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests for the three months and years ended December 31, 2014 and 2013, respectively: (dollars in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
Total revenues	$80,212	$94,276	$305,034	$255,510
Operating and other expenses	(59,678)	(77,941)	(233,320)	(217,739)
Depreciation and amortization	(11,270)	(9,795)	(42,985)	(32,889)
Interest expense	(6,439)	(6,959)	(32,862)	(16,709)
Net income (loss)	$2,825	$(419)	$(4,133)	$(11,827)

The following is a summary of the Company’s equity in earnings (loss) of unconsolidated joint ventures for the three months and years ended December 31, 2014 and 2013, respectively: (dollars in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
Entity/Property Name	2014	2013	2014	2013
Multi-family
Marbella RoseGarden, L.L.C./ Marbella (a)	$(6)	$(94)	$(19)	$(540)
RoseGarden Monaco Holdings, L.L.C./ Monaco (a)	(276)	(323)	(1,040)	(1,560)
Rosewood Lafayette Holdings, L.L.C./ Highlands at Morristown Station (a)	(214)	(262)	(853)	(1,131)
PruRose Port Imperial South 15, LLC /RiversEdge at Port Imperial (a)	-	-	-	(606)
Rosewood Morristown, L.L.C. / Metropolitan at 40 Park (a)	(81)	(115)	(345)	(509)
Overlook Ridge JV, L.L.C./ Quarrystone at Overlook Ridge (a)	-	-	-	-
Overlook Ridge JV 2C/3B, L.L.C./The Chase at Overlook Ridge (a)	(229)	90	(384)	293
PruRose Riverwalk G, L.L.C./ RiverTrace at Port Imperial (a)	(373)	(409)	(2,139)	(985)
Elmajo Urban Renewal Associates, LLC / Lincoln Harbor (Bldg A&C) (a)	-	(90)	(203)	(345)
Crystal House Apartments Investors LLC / Crystal House	67	32	(139)	(2,639)
Portside Master Company, L.L.C./ Portside at Pier One - Bldg 7 (a)	(502)	(198)	(1,163)	(421)
PruRose Port Imperial South 13, LLC / RiverParc Port Imperial (a)	(225)	(205)	(863)	(664)
Roseland/Port Imperial Partners, L.P./ Riverwalk C (a)	(128)	(740)	(646)	(740)
RoseGarden Marbella South, L.L.C./ Marbella II	-	-	-	(57)
Estuary Urban Renewal Unit B, LLC / Lincoln Harbor (Bldg B) (a)	-	(49)	(15)	(157)
Riverpark at Harrison I, L.L.C./ Riverpark at Harrison	(150)	-	(150)	-
Capitol Place Mezz LLC / Station Townhouses	(75)	-	(75)	-
Harborside Unit A Urban Renewal, L.L.C. / URL Harborside	(6)	-	(218)	-
RoseGarden Monaco, L.L.C./ San Remo Land	-	-	-	-
Grand Jersey Waterfront URA, L.L.C./ Liberty Landing	-	(77)	(54)	(77)
Office
Red Bank Corporate Plaza, L.L.C./ Red Bank	74	66	380	372
12 Vreeland Associates, L.L.C./ 12 Vreeland Road	(59)	75	106	74
BNES Associates III / Offices at Crystal Lake	(33)	92	240	(14)
Hillsborough 206 Holdings, L.L.C./ Hillsborough 206	(5)	(35)	(10)	(35)
KPG-P 100 IMW JV, LLC / 100 Independence Mall West	(339)	(913)	(1,887)	(913)
Keystone-Penn (a)	-	-	-	-
Keystone-TriState (a)	415	-	(318)	-
KPG-MCG Curtis JV, L.L.C./ Curtis Center	260	-	624	-
Other
Plaza VIII & IX Associates, L.L.C./ Vacant land (parking operations)	100	47	320	99
Roseland/North Retail, L.L.C./ Riverwalk at Port Imperial (a)	(21)	(37)	(102)	(230)
South Pier at Harborside / Hyatt Regency Jersey City on the Hudson	728	1,139	2,602	2,519
Stamford SM LLC / Senior Mezzanine Loan	-	915	2,337	3,719
Other	715	823	1,591	2,220
Company's equity in earnings (loss) of unconsolidated joint ventures	$(363)	$(268)	$(2,423)	$(2,327)

(a)
The Company's ownership interests in this venture are subordinate to its partner's preferred capital balance and the Company is not expected to meaningfully participate in the venture's cash flows in the near term.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

The following is a summary of the Company’s funds from operations of unconsolidated joint ventures for the three months and years ended December 31, 2014 and 2013, respectively: (dollars in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
Entity/Property Name	2014	2013	2014	2013
Multi-family
Marbella RoseGarden, L.L.C./ Marbella (a)	$251	$214	$985	$1,054
RoseGarden Monaco Holdings, L.L.C./ Monaco (a)	(17)	(42)	(82)	(155)
Rosewood Lafayette Holdings, L.L.C./ Highlands at Morristown Station (a)	11	(17)	45	(22)
PruRose Port Imperial South 15, LLC /RiversEdge at Port Imperial (a)	-	-	-	101
Rosewood Morristown, L.L.C. / Metropolitan at 40 Park (a)	13	(5)	30	20
Overlook Ridge JV, L.L.C./ Quarrystone at Overlook Ridge (a)	-	-	-	-
Overlook Ridge JV 2C/3B, L.L.C./The Chase at Overlook Ridge (a)	64	90	114	293
PruRose Riverwalk G, L.L.C./ RiverTrace at Port Imperial (a)	(153)	(371)	(1,303)	(947)
Elmajo Urban Renewal Associates, LLC / Lincoln Harbor (Bldg A&C) (a)	-	(90)	(167)	(345)
Crystal House Apartments Investors LLC / Crystal House	351	325	1,024	1,059
Portside Master Company, L.L.C./ Portside at Pier One - Bldg 7 (a)	(416)	(198)	(1,077)	(421)
PruRose Port Imperial South 13, LLC / RiverParc Port Imperial (a)	(225)	(205)	(863)	(664)
Roseland/Port Imperial Partners, L.P./ Riverwalk C (a)	(128)	(740)	(646)	(740)
RoseGarden Marbella South, L.L.C./ Marbella II	-	-	-	(57)
Estuary Urban Renewal Unit B, LLC / Lincoln Harbor (Bldg B) (a)	-	(49)	(15)	(157)
Riverpark at Harrison I, L.L.C./ Riverpark at Harrison	(68)	-	(68)	-
Capitol Place Mezz LLC / Station Townhouses	(75)	-	(75)	-
Harborside Unit A Urban Renewal, L.L.C. / URL Harborside	(6)	-	(218)	-
RoseGarden Monaco, L.L.C./ San Remo Land	-	-	-	-
Grand Jersey Waterfront URA, L.L.C./ Liberty Landing	-	(77)	(54)	(77)
Office
Red Bank Corporate Plaza, L.L.C./ Red Bank	191	183	846	837
12 Vreeland Associates, L.L.C./ 12 Vreeland Road	25	181	442	410
BNES Associates III / Offices at Crystal Lake	(10)	84	410	438
Hillsborough 206 Holdings, L.L.C./ Hillsborough 206	(5)	(35)	(10)	(35)
KPG-P 100 IMW JV, LLC / 100 Independence Mall West	(109)	(802)	(1,078)	(802)
Keystone-Penn (a)	-	-	-	-
Keystone-TriState (a)	600	-	(5)	-
KPG-MCG Curtis JV, L.L.C./ Curtis Center	1,318	-	3,131	-
Other
Plaza VIII & IX Associates, L.L.C./ Vacant land (parking operations)	106	53	343	334
Roseland/North Retail, L.L.C./ Riverwalk at Port Imperial (a)	1	(6)	(18)	(45)
South Pier at Harborside / Hyatt Regency Jersey City on the Hudson	1,497	1,868	5,647	5,437
Stamford SM LLC / Senior Mezzanine Loan	-	915	2,338	3,719
Other	714	822	1,590	2,220
Company's funds from operations of unconsolidated joint ventures	$3,930	$2,098	$11,266	$11,455

(a)
The Company's ownership interests in this venture are subordinate to its partner's preferred capital balance and the Company is not expected to meaningfully participate in the venture's cash flows in the near term.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

IV.  PORTFOLIO SUMMARY

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

IV. PORTFOLIO SUMMARY

Operating Property Acquisitions
(dollars in thousands)

For the year ended December 31, 2014

Acquisition			# of	# of	Commercial	Investment
Date	Property	Location	Properties	Apartment Homes	Square Feet	By Company
Consolidated Multi-Family Rental (a):
04/10/14	Andover Place (h)	Andover, Massachuesetts	1	220		$37,700	(b)
Unconsolidated Commercial:
06/06/14	Curtis Center (c)	Philadelphia, Pennsylvania	1	-	885,000	62,500

Total			2	220	885,000	$100,200

For the year ended December 31, 2013

Acquisition			# of	# of	Commercial	Investment
Date	Property	Location	Properties	Apartment Units	Square Feet	By Company
Consolidated Multi-Family Rental: (a)
01/18/13	Alterra at Overlook Ridge 1A (h)	Revere, Massachusetts	1	310		$61,250	(b)
04/04/13	Alterra at Overlook Ridge 1B (h)	Revere, Massachusetts	1	412		87,950	(b)
11/20/13	Park Square	Rahway, New Jersey	1	159	5,934	46,376	(d)
12/19/13	Richmond Court/Riverwatch Commons (h)	New Brunswick, New Jersey	2	200		40,983	(e)
Total Consolidated			5	1,081	5,934	$236,559

Unconsolidated Multi-Family Rental:
03/21/13	Crystal House (f) (h)	Arlington, Virginia	1	828	8,281	$30,210
Unconsolidated Commercial:
12/09/13	100 Independence Mall West (g)	Philadelphia, Pennsylvania	1	-	339,615	2,800
Total Unconsolidated			2	828	347,896	$33,010

Total			7	1,909	353,830	$269,569

(a)	The Company owns 100 percent of these properties.
(b)	The acquisition cost was funded primarily through borrowings under the Company’s unsecured revolving credit facility.
(c)
The Company holds a 50 percent interest in this property. The joint venture acquired the property for $125 million and plans to reposition the property into a mixed-use environment through the creation of luxury rental apartments within a portion of the existing office space.

(d)
The acquisition cost consisted of $43.4 million in cash consideration and future purchase price earn out payment obligations, subject to conditions related to a real estate tax appeal, recorded at fair value of $3.0 million at closing. $42.6 million of the cash consideration was funded from funds held by a qualified intermediary, which were proceeds from the Company’s prior property sales. The remaining cash consideration was funded primarily from available cash on hand. $2.6 million of the earn-out obligation amount was paid in January 2014, with the remaining balance still potentially payable in the future.

(e)
$12.7 million of the acquisition cost was funded from funds held by a qualified intermediary, which were proceeds from the Company’s prior property sales. The remaining acquisition cost was funded primarily from available cash on hand.

(f)
The unconsolidated joint venture acquired the operating property, which is encumbered by a $165 million mortgage, for $247.5 million and a developable land parcel for $15 million. The Company owns 25 percent interest in the operating property and a 50 percent interest in the development parcel. On a capital event, the Company receives a promoted additional 25 percent interest over a 9.00 percent IRR.

(g)
The Company holds a 33 percent interest in this property. The joint venture acquired the property, which is encumbered by a $61.5 million mortgage loan, for approximately $40.5 million. As part of a more than $20 million reinvestment strategy for this property, the joint venture is planning upgrades to the building’s common areas, as well as build-out offices and the conversion of approximately 55,000 square feet of lower-level space into a 110-space parking garage.

(h)
The Company plans to reposition this property, which is targeted for additional investment by the Company, for unit and common area renovations. During repositioning, it is often necessary to take apartment homes offline for a short period of time to allow for renovations which can impact occupancy and operations.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

IV. PORTFOLIO SUMMARY

Properties Commencing Initial Operations
(dollars in thousands, except per square foot)

For the year ended December 31, 2014

				# of
			# of	Apartment	Development
Date	Property/Address	Location	Properties	Homes	Costs Incurred
Unconsolidated Multi-Family Rental:
01/01/14	RiverTrace Port Imperial	West New York, NJ	1	316	$114,298
04/01/14	Lincoln Harbor (Bldg A&C)	Weehawken, NJ	1	355	128,876
04/01/14	The Chase at Overlook Ridge	Malden/Revere, MA	1	371	76,307
10/01/14	RiverPark at Harrison	Harrison, NJ	1	141	25,833
12/01/14	Portside at Pier One-Bldg 7	East Boston, MA	1	176	63,878
12/01/14	Lincoln Harbor (Bldg B)	Weehawken, NJ	1	227	71,917

Total Properties Commencing Initial Operations:			6	1,586	$481,109

For the year ended December 31, 2013

					Rentable	Garage			Development
				# of	Square	Parking	Development		Cost Per
Date	Property/Address	Location	Type	Properties	Feet	Spaces	Costs Incurred		Square Foot
Consolidated Commercial/Mixed-Use:
06/05/13	14 Sylvan Way (c)	Parsippany, New Jersey	Office	1	203,506	-	$51,611	(a)	$254
08/01/13	Port Imperial South 4/5 (d)	Weehawken, New Jersey	Parking/Retail	1	16,736	850	50,656	(b)	n/a

Total Properties Commencing Initial Operations:				2	220,242	850	$102,267

(a)	Development costs included approximately $13.0 million in land costs and $4.3 million in leasing costs. Amounts are as of December 31, 2013.
(b)	Development costs included approximately $13.1 million in land costs. Amounts are as of December 31, 2013.
(c)	The Company owns 100 percent of this property.
(d)	Consolidated joint venture in which Company has 43.75 percent effective ownership interest.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

IV. PORTFOLIO SUMMARY

Rental Property Sales/Dispositions
(dollars in thousands)

For the year ended December 31, 2014

				Rentable
Sale			# of	Square	Net Sales	Realized	Capitalization
Date	Property/Address	Location	Buildings	Feet	Proceeds	Gain	Rate (c)
04/23/14	22 Sylvan Way	Parsippany, New Jersey	1	249,409	$94,897	$34,653	6.20%
06/23/14	30 Knightsbridge Road (a)	Piscataway, New Jersey	4	680,350	54,641	2,280	11.90%
06/23/14	470 Chestnut Ridge Road (a) (b)	Woodcliff Lake, New Jersey	1	52,500	7,195	86	9.42%
06/23/14	530 Chestnut Ridge Road (a) (b)	Woodcliff Lake, New Jersey	1	57,204	6,299	64	7.74%
06/27/14	400 Rella Boulevard	Suffern, New York	1	180,000	27,539	16,601	5.00%
06/30/14	412 Mount Kemble Avenue (a)	Morris Township, New Jersey	1	475,100	44,751	900	5.70%
07/29/14	17-17 Route 208 North (a) (b)	Fair Lawn, New Jersey	1	143,000	11,835	104	9.14%
08/20/14	555, 565, 570 Taxter Road (a)	Elmsford, New York	3	416,108	41,057	-	7.77%
08/20/14	220 - 220 White Plains Road (a)	Tarrytown, New York	2	178,000	12,619	-	3.01%
08/20/14	1266 East Main Street (a) (b)	Stamford, Connecticut	1	179,260	18,406	160	5.30%

Total Property Sales:			16	2,610,931	$319,239	$54,848

(a)
The Company completed the sale of these properties for approximately $221 million, comprised of: $192.5 million in cash from a combination of affiliates of Keystone Property Group’s (“Keystone Entities”) senior and pari-passu equity and mortgage financing; Company subordinated equity interests in each of the properties sold with capital accounts aggregating $21.2 million; and Company pari-passu equity interests in five of the properties sold aggregating $7.3 million.  Net sale proceeds from the sale aggregated $196.8 million which was comprised of the $221 million gross sales price less the subordinated equity interests of $21.2 million and $3 million in closing costs.  The purchasers of these properties are unconsolidated joint ventures formed between the Company and the Keystone Entities.  The senior and pari-passu equity will receive a 15 percent internal rate of return (“IRR”) after which the subordinated equity will receive a 10 percent IRR and then all distributable cash flow will be split equally between the Keystone Entities and the Company.  In connection with certain of these partial sale transactions, because the buyer received a preferential return on certain of the ventures for which the Company received subordinated equity interests, the Company only recognized profit to the extent that they received net proceeds in excess of their entire carrying value of the properties, effectively reflecting their retained subordinated equity interest at zero.

(b)
The Company recorded an impairment charge of $20.7 million on these properties at December 31, 2013 as it estimated that the carrying value of the properties may not be recoverable over their anticipated holding periods.

(c)	Capitalization rate is calculated by dividing the projected net operating income for the 12 months forward from the closing date by the gross sales price.

For the year ended December 31, 2013

				Rentable			Net Realized
Sale			# of	Square	Net Sales		Gains/		Capitalization
Date	Property/Address	Location	Properties	Feet	Proceeds		(Losses)		Rate (b)
04/10/13	19 Skyline Drive (c)	Hawthorne, New York	1	248,400	$16,131		$126		(7.90)%	(h)
04/26/13	55 Corporate Drive	Bridgewater, New Jersey	1	204,057	70,967		19,659		6.25%
05/02/13	200 Riser Road	Little Ferry, New Jersey	1	286,628	31,775		16,923		7.38%
05/13/13	777 Passaic Avenue	Clifton, New Jersey	1	75,000	5,640		1,927		7.36%
05/30/13	16 and 18 Sentry Parkway West (d)	Blue Bell, Pennsylvania	2	188,103	19,041		(680)		15.60%
05/31/13	51 Imclone Drive (e)	Branchburg, New Jersey	1	63,213	6,101		823		8.66%
06/28/13	40 Richards Avenue	Norwalk, Connecticut	1	145,487	15,858		(1,169)		5.24%
07/10/13	106 Allen Road	Bernards Township, New Jersey	1	132,010	17,677		2,596		3.70%
08/27/13	Pennsylvania office portfolio (f) (g)	Suburban Philadelphia, Pennsylvania	15	1,663,511	207,425		43,166		9.90%

Total Property Sales:			24	3,006,409	$390,615	(i)	$83,371	(a)

(a)
This amount, net of impairment charges recorded in 2013 of $23.9 million on certain of the properties prior to their sale (per Note [f] below), comprises the $59.5 million of realized gains (losses) and unrealized losses on disposition of rental property and impairments, net, for the year ended December 31, 2013.

(b)	Capitalization rate is calculated by dividing the projected net operating income for the 12 months forward from the closing date by the gross sales price.
(c)
The Company recognized a valuation allowance of $7.1 million on this property at December 31, 2012. In connection with the sale, the Company provided an interest-free note receivable to the buyer of $5 million (with a net present value of $3.7 million at closing) which matures in 2023 and requires monthly payments of principal.

(d)	The Company recorded an $8.4 million impairment charge on these properties December 31, 2012. The Company has retained a subordinated interest in these properties.
(e)
The property was encumbered by a mortgage which was satisfied by the Company at the time of the sale. The Company incurred $0.7 million in costs for the debt satisfaction, which was included in discontinued operations: loss from early retirement of debt for the year ended December 31, 2013.

(f)
In order to reduce the carrying value of five of the properties to their estimated fair market values, the Company recorded impairment charges of $23.9 million at June 30, 2013. The fair value used in the impairment charges was based on the purchase and sale agreement for the properties ultimately sold.

(g)
The Company completed the sale of this office portfolio and three developable land parcels for approximately $233 million: $201 million in cash ($55.3 million of which was held by a qualified intermediary until such funds were used in acquisitions), a $10 million mortgage on one of the properties ($8 million of which was funded at closing) and subordinated equity interests in each of the properties being sold with capital accounts aggregating $22 million. Net sale proceeds from the sale aggregated $207 million which was comprised of the $233 million gross sales price less the subordinated equity interests of $22 million and $4 million in closing costs.  The purchasers of the Pennsylvania office portfolio are joint ventures formed between the Company and affiliates of the Keystone Property Group (the “Keystone Affiliates”).  The mortgage loan has a term of two years with a one year extension option and bears interest at LIBOR plus six percent.  The Company's equity interests in the joint ventures will be subordinated to Keystone Affiliates receiving a 15 percent internal rate of return (“IRR”) after which the Company will receive a ten percent IRR on its subordinated equity and then all profit will be split equally.  In connection with these partial sale transactions, because the buyer receives a preferential return, the Company only recognized profit to the extent that they received net proceeds in excess of their entire carrying value of the properties, effectively reflecting their retained subordinate equity interest at zero. As part of the transaction, the Company has rights to own, after zoning-approval-subdivision, land at the 150 Monument Road property located in Bala Cynwyd, Pennsylvania, for a contemplated multi-family residential development.

(h)	This property was vacant when sold.
(i)	This amount excludes approximately $0.5 million of net closing prorations and related adjustments received from sellers at closing.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

IV. PORTFOLIO SUMMARY

Breakdown of Company Holdings
(dollars in thousands)

As of December 31, 2014

		# of	Commercial	Garage
	# of	Apartment	Square	Parking
Property	Properties	Homes	Feet	Spaces
MULTI-FAMILY RENTAL PORTFOLIO (Section V on pages 50-54)
Stabilized Operating Communities:
Consolidated Properties	6	1,301
Unconsolidated Joint Venture Interests:
Participating JVs	1	828
Subordinated Interests	9	2,811
Total Stabilized Operating Communities-included in Property Count:	16	4,940

Communities in Lease-Up:
Unconsolidated Joint Venture Interests:
Participating JVs	1	141
Subordinated Interests	2	403
Total Properties in Lease-Up-Multi-Family-included in Property Count:	3	544

Development Communities:
Consolidated Properties	2	108		786
Unconsolidated Joint Venture Interests:
Participating JVs	3	1,451
Subordinated Interests	1	280
Total Development Communities-Multi-Family:	6	1,839		786

Total Land Holdings/Pre-Development-Multi-Family:	n/a	8,104

OFFICE PORTFOLIO (Section VI on pages 56 to 72)
Stabilized Operating Properties:
Consolidated Properties	225		25,288,590	850
Unconsolidated Joint Venture Interests:
Participating JVs (incl. 350-room hotel)	8		1,645,306
Subordinated Joint Ventures	31		4,033,049
Total Operating Properties-included in Property Count:	264		30,966,945	850

Total Land Holding/Pre-Development-Office	-		5,748,750

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office Properties

			Percentage	2014		2014	2014
		Net	Leased	Base		Average	Average
		Rentable	as of	Rent	Percentage	Base Rent	Effective Rent
	Year	Area	12/31/14	($000’s)	of Total 2014	Per Sq. Ft.	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)	($) (c) (e)

NEW JERSEY

BERGEN COUNTY
Fort Lee
One Bridge Plaza	1981	200,000	90.5	4,729	0.96	26.13	22.93
2115 Linwood Avenue	1981	68,000	87.8	1,042	0.21	17.45	14.57
Lyndhurst
210 Clay Avenue	1981	121,203	82.4	2,377	0.48	23.80	21.55
Montvale
135 Chestnut Ridge Road	1981	66,150	66.6	925	0.19	21.00	17.70
Paramus
15 East Midland Avenue	1988	259,823	54.2	3,146	0.64	22.34	18.73
140 East Ridgewood Avenue	1981	239,680	71.9	3,885	0.79	22.54	18.56
461 From Road	1988	253,554	91.1	2,583	0.52	11.18	9.80
650 From Road	1978	348,510	86.1	6,554	1.33	21.84	18.18
61 South Paramus Road (f)	1985	269,191	60.1	4,396	0.89	27.17	22.31
Rochelle Park
120 West Passaic Street	1972	52,000	99.6	1,502	0.30	29.00	26.99
365 West Passaic Street	1976	212,578	82.3	3,534	0.72	20.20	17.26
395 West Passaic Street	1979	100,589	62.5	1,140	0.23	18.13	14.40
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,467	1.52	15.73	15.73
10 Mountainview Road	1986	192,000	77.2	3,066	0.62	20.68	17.41
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.40	21.86	19.14
50 Tice Boulevard	1984	235,000	89.0	5,426	1.10	25.94	22.56
300 Tice Boulevard	1991	230,000	100.0	5,806	1.18	25.24	22.72

ESSEX COUNTY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	64.0	4,557	0.92	28.77	22.83
Borough of Roseland
4 Becker Farm Road	1983	281,762	94.9	6,975	1.42	26.09	24.95
5 Becker Farm Road	1982	118,343	67.9	1,861	0.38	23.16	22.03
6 Becker Farm Road	1982	129,732	78.3	2,575	0.52	25.35	24.99
101 Eisenhower Parkway	1980	237,000	80.3	4,618	0.94	24.27	20.18
103 Eisenhower Parkway	1985	151,545	73.5	2,580	0.52	23.16	18.72
105 Eisenhower Parkway	2001	220,000	38.1	2,490	0.51	29.71	17.14
75 Livingston Avenue	1985	94,221	64.2	1,268	0.26	20.96	18.42
85 Livingston Avenue	1985	124,595	81.8	2,599	0.53	25.50	24.90

HUDSON COUNTY
Jersey City
Harborside Plaza 1	1983	400,000	100.0	11,239	2.28	28.10	24.44
Harborside Plaza 2	1990	761,200	57.3	9,891	2.01	22.68	18.45
Harborside Plaza 3	1990	725,600	78.4	19,997	4.06	35.15	32.06
Harborside Plaza 4-A	2000	207,670	100.0	6,591	1.33	31.74	23.79
Harborside Plaza 5	2002	977,225	87.0	31,740	6.44	37.33	32.75
101 Hudson Street	1992	1,246,283	87.0	28,952	5.88	26.70	23.98

MERCER COUNTY
Hamilton Township
3 AAA Drive	1981	35,270	83.0	617	0.13	21.08	15.61
600 Horizon Drive	2002	95,000	100.0	1,191	0.24	12.54	11.74
700 Horizon Drive	2007	120,000	100.0	2,459	0.50	20.49	18.33
2 South Gold Drive	1974	33,962	72.0	483	0.10	19.75	17.38

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office Properties
(Continued)

			Percentage	2014		2014	2014
		Net	Leased	Base		Average	Average
		Rentable	as of	Rent	Percentage	Base Rent	Effective Rent
	Year	Area	12/31/14	($000’s)	of Total 2014	Per Sq. Ft.	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)	($) (c) (e)

Princeton
103 Carnegie Center	1984	96,000	91.9	2,148	0.44	24.35	19.96
2 Independence Way	1981	67,401	100.0	1,537	0.31	22.80	22.24
3 Independence Way	1983	111,300	100.0	1,828	0.37	16.42	11.49
100 Overlook Center	1988	149,600	89.6	3,766	0.76	28.10	25.01
5 Vaughn Drive	1987	98,500	100.0	2,588	0.53	26.27	22.09

MIDDLESEX COUNTY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	372	0.08	9.30	8.98
Edison
343 Thornall Street (c)	1991	195,709	98.4	3,774	0.77	19.60	16.35
Plainsboro
500 College Road East (f)	1984	158,235	89.1	3,140	0.64	22.27	17.92
Woodbridge
581 Main Street	1991	200,000	99.3	5,202	1.06	26.19	22.32

MONMOUTH COUNTY
Freehold
2 Paragon Way	1989	44,524	59.5	501	0.10	18.91	15.63
3 Paragon Way	1991	66,898	88.2	1,176	0.24	19.93	17.34
4 Paragon Way	2002	63,989	50.1	450	0.09	14.04	13.19
100 Willow Brook Road	1988	60,557	57.4	772	0.16	22.21	19.74
Holmdel
23 Main Street	1977	350,000	100.0	4,012	0.81	11.46	8.64
Middletown
One River Centre Bldg 1	1983	122,594	96.6	2,975	0.60	25.12	21.02
One River Centre Bldg 2	1983	120,360	97.5	2,658	0.54	22.65	19.51
One River Centre Bldg 3 and 4	1984	214,518	93.3	4,859	0.99	24.28	22.44
Neptune
3600 Route 66	1989	180,000	100.0	3,395	0.69	18.86	14.97
Wall Township
1305 Campus Parkway	1988	23,350	92.4	501	0.10	23.22	18.08
1350 Campus Parkway	1990	79,747	99.9	953	0.19	11.96	11.35

MORRIS COUNTY
Florham Park
325 Columbia Turnpike	1987	168,144	100.0	4,006	0.81	23.82	20.17
Morris Plains
201 Littleton Road	1979	88,369	75.4	1,286	0.26	19.30	15.08
Parsippany
4 Campus Drive	1983	147,475	72.5	2,195	0.45	20.53	16.82
6 Campus Drive	1983	148,291	77.3	2,415	0.49	21.07	17.65
7 Campus Drive	1982	154,395	86.3	2,880	0.58	21.61	17.94
8 Campus Drive	1987	215,265	67.4	3,746	0.76	25.82	22.59
9 Campus Drive	1983	156,495	37.4	1,003	0.20	17.14	14.68
4 Century Drive	1981	100,036	52.8	1,025	0.21	19.41	15.13
5 Century Drive	1981	79,739	59.7	959	0.19	20.15	15.38
6 Century Drive	1981	100,036	45.5	1,016	0.21	22.32	18.72
2 Dryden Way	1990	6,216	100.0	99	0.02	15.93	14.64
4 Gatehall Drive	1988	248,480	84.9	4,564	0.93	21.63	18.62

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office Properties
(Continued)

			Percentage	2014		2014	2014
		Net	Leased	Base		Average	Average
		Rentable	as of	Rent	Percentage	Base Rent	Effective Rent
	Year	Area	12/31/14	($000’s)	of Total 2014	Per Sq. Ft.	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)	($) (c) (e)

2 Hilton Court	1991	181,592	100.0	6,528	1.33	35.95	32.83
1633 Littleton Road	1978	57,722	0.0	377	0.08	0.00	0.00
600 Parsippany Road	1978	96,000	93.2	1,638	0.33	18.31	14.81
1 Sylvan Way	1989	150,557	96.0	4,089	0.83	28.29	22.62
4 Sylvan Way	1984	105,135	100.0	1,548	0.31	14.72	14.35
5 Sylvan Way	1989	151,383	76.6	2,501	0.51	21.57	19.10
7 Sylvan Way	1987	145,983	0.0	10	0.00	0.00	0.00
14 Sylvan Way	2013	203,506	100.0	5,068	1.03	24.90	22.67
20 Waterview Boulevard	1988	225,550	93.8	4,725	0.96	22.33	20.13
35 Waterview Boulevard	1990	172,498	87.0	3,907	0.79	26.03	23.64
5 Wood Hollow Road	1979	317,040	60.5	4,834	0.98	25.20	19.68

PASSAIC COUNTY
Totowa
999 Riverview Drive	1988	56,066	91.8	890	0.18	17.29	13.85

SOMERSET COUNTY
Basking Ridge
222 Mount Airy Road	1986	49,000	75.1	705	0.14	19.16	14.35
233 Mount Airy Road	1987	66,000	67.5	886	0.18	19.89	16.30
Bridgewater
440 Route 22 East	1990	198,376	90.2	4,711	0.96	26.33	22.41
721 Route 202/206	1989	192,741	98.6	4,414	0.90	23.23	16.69
Warren
10 Indepedence Boulevard	1988	120,528	92.6	2,816	0.57	25.23	24.04

UNION COUNTY
Clark
100 Walnut Avenue	1985	182,555	90.1	4,301	0.87	26.15	22.74
Cranford
6 Commerce Drive	1973	56,000	95.4	1,046	0.21	19.58	16.98
11 Commerce Drive	1981	90,000	79.6	1,865	0.38	26.03	22.29
12 Commerce Drive	1967	72,260	84.7	928	0.19	15.16	13.15
14 Commerce Drive	1971	67,189	88.8	1,168	0.24	19.58	16.68
20 Commerce Drive	1990	176,600	98.3	3,970	0.81	22.87	20.01
25 Commerce Drive	1971	67,749	81.9	1,298	0.26	23.39	19.99
65 Jackson Drive	1984	82,778	53.9	990	0.20	22.19	18.76
New Providence
890 Mountain Avenue	1977	80,000	77.1	1,251	0.25	20.28	17.96

Total New Jersey Office		17,040,194	82.2	340,476	69.12	24.31	21.03

NEW YORK

NEW YORK COUNTY
New York
125 Broad Street	1970	524,476	100.0	18,301	3.71	34.89	29.14

WESTCHESTER COUNTY
Elmsford
100 Clearbrook Road (c)	1975	60,000	91.7	1,058	0.21	19.23	17.56
101 Executive Boulevard	1971	50,000	0.0	52	0.01	0.00	0.00
Hawthorne
1 Skyline Drive	1980	20,400	99.0	415	0.08	20.55	20.20
2 Skyline Drive	1987	30,000	100.0	543	0.11	18.10	13.70

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office Properties
(Continued)

			Percentage	2014		2014	2014
		Net	Leased	Base		Average	Average
		Rentable	as of	Rent	Percentage	Base Rent	Effective Rent
	Year	Area	12/31/14	($000’s)	of Total 2014	Per Sq. Ft.	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)	($) (c) (e)

7 Skyline Drive	1987	109,000	78.4	2,059	0.42	24.09	19.20
17 Skyline Drive (f)	1989	85,000	100.0	1,461	0.30	17.19	16.76
White Plains
1 Barker Avenue	1975	68,000	87.8	1,488	0.30	24.92	22.63
3 Barker Avenue	1983	65,300	95.9	1,479	0.30	23.62	21.91
50 Main Street	1985	309,000	79.1	7,735	1.57	31.65	28.03
11 Martine Avenue	1987	180,000	77.7	4,331	0.88	30.97	26.92
1 Water Street	1979	45,700	66.9	793	0.16	25.94	22.21
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,868	0.58	25.61	22.73
3 Executive Boulevard	1987	58,000	100.0	1,697	0.35	29.26	27.50

Total New York Office		1,716,876	87.8	44,280	8.98	29.38	25.44

DISTRICT OF COLUMBIA

WASHINGTON
1201 Connecticut Avenue, NW	1940	169,549	89.1	6,671	1.35	44.16	39.25
1400 L Street, NW	1987	159,000	100.0	5,895	1.21	37.08	31.48

Total District of Columbia Office		328,549	94.4	12,566	2.56	40.53	35.26

MARYLAND

PRINCE GEORGE'S COUNTY
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	1,057	0.21	27.32	26.05
6301 Ivy Lane	1979	112,003	68.5	1,513	0.31	19.72	16.83
6303 Ivy Lane	1980	112,047	17.7	497	0.10	25.06	21.73
6305 Ivy Lane	1982	112,022	87.2	1,965	0.40	20.12	17.33
6404 Ivy Lane	1987	165,234	72.2	2,522	0.51	21.14	16.44
6406 Ivy Lane	1991	163,857	77.0	1,559	0.32	12.36	9.57
6411 Ivy Lane	1984	138,405	71.7	2,243	0.46	22.60	19.09
Lanham
4200 Parliament Place	1989	122,000	97.4	2,904	0.59	24.44	22.48

Total Maryland Office		964,258	72.2	14,260	2.90	20.47	17.46

TOTAL OFFICE PROPERTIES		20,049,877	82.4	411,582	83.56	24.92	21.55

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office/Flex Properties

			Percentage	2014		2014	2014
		Net	Leased	Base		Average	Average
		Rentable	as of	Rent	Percentage	Base Rent	Effective Rent
	Year	Area	12/31/14	($000’s)	of Total 2014	Per Sq. Ft.	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)	($) (c) (e)

NEW JERSEY

BURLINGTON COUNTY
Burlington
3 Terri Lane	1991	64,500	100.0	460	0.09	7.13	6.28
5 Terri Lane	1992	74,555	100.0	623	0.13	8.36	6.65
Moorestown
2 Commerce Drive	1986	49,000	74.1	222	0.05	6.11	5.15
101 Commerce Drive	1988	64,700	100.0	275	0.06	4.25	3.85
102 Commerce Drive	1987	38,400	100.0	259	0.05	6.74	5.86
201 Commerce Drive	1986	38,400	60.4	58	0.01	2.50	2.29
202 Commerce Drive	1988	51,200	25.0	59	0.01	4.61	4.38
1 Executive Drive	1989	20,570	100.0	206	0.04	10.01	7.19
2 Executive Drive	1988	60,800	73.2	310	0.06	6.97	5.89
101 Executive Drive	1990	29,355	99.7	296	0.06	10.11	8.34
102 Executive Drive	1990	64,000	100.0	474	0.10	7.41	7.30
225 Executive Drive	1990	50,600	45.8	163	0.03	7.03	4.62
97 Foster Road	1982	43,200	100.0	170	0.03	3.94	3.06
1507 Lancer Drive	1995	32,700	100.0	146	0.03	4.46	3.43
1245 North Church Street	1998	52,810	77.8	169	0.03	4.11	3.19
1247 North Church Street	1998	52,790	77.6	227	0.05	5.54	4.69
1256 North Church Street	1984	63,495	100.0	477	0.10	7.51	6.58
840 North Lenola Road	1995	38,300	47.0	143	0.03	7.94	7.11
844 North Lenola Road	1995	28,670	100.0	204	0.04	7.12	5.72
915 North Lenola Road	1998	52,488	100.0	292	0.06	5.56	4.57
2 Twosome Drive	2000	48,600	100.0	404	0.08	8.31	7.43
30 Twosome Drive	1997	39,675	74.8	211	0.04	7.11	5.63
31 Twosome Drive	1998	84,200	100.0	429	0.09	5.10	4.56
40 Twosome Drive	1996	40,265	100.0	312	0.06	7.75	6.66
41 Twosome Drive	1998	43,050	100.0	283	0.06	6.57	5.32
50 Twosome Drive	1997	34,075	56.0	122	0.02	6.39	5.87

GLOUCESTER COUNTY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	134	0.03	6.20	5.60

MERCER COUNTY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	158	0.03	11.90	7.31
200 Horizon Drive	1991	45,770	100.0	695	0.14	15.18	13.33
300 Horizon Drive	1989	69,780	53.2	530	0.11	14.28	10.86
500 Horizon Drive	1990	41,205	93.8	577	0.12	14.93	12.88

MONMOUTH COUNTY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	612	0.12	17.49	14.20
1340 Campus Parkway	1992	72,502	75.1	771	0.16	14.16	11.28
1345 Campus Parkway	1995	76,300	100.0	966	0.20	12.66	9.90
1433 Highway 34	1985	69,020	98.1	616	0.13	9.10	6.82
1320 Wyckoff Avenue	1986	20,336	100.0	222	0.05	10.92	8.36
1324 Wyckoff Avenue	1987	21,168	100.0	188	0.04	8.88	6.76

PASSAIC COUNTY
Totowa
1 Center Court	1999	38,961	100.0	592	0.12	15.19	12.88
2 Center Court	1998	30,600	100.0	224	0.05	7.32	6.73
11 Commerce Way	1989	47,025	100.0	548	0.11	11.65	8.51
20 Commerce Way	1992	42,540	95.5	335	0.07	8.25	7.95

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office/Flex Properties
(Continued)

			Percentage	2014		2014	2014
		Net	Leased	Base		Average	Average
		Rentable	as of	Rent	Percentage	Base Rent	Effective Rent
	Year	Area	12/31/14	($000’s)	of Total 2014	Per Sq. Ft.	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)	($) (c) (e)

29 Commerce Way	1990	48,930	100.0	384	0.08	7.85	6.99
40 Commerce Way	1987	50,576	86.3	569	0.12	13.04	9.10
45 Commerce Way	1992	51,207	100.0	529	0.11	10.33	8.48
60 Commerce Way	1988	50,333	87.3	393	0.08	8.94	6.83
80 Commerce Way	1996	22,500	100.0	246	0.05	10.93	8.93
100 Commerce Way	1996	24,600	88.6	268	0.05	12.30	10.09
120 Commerce Way	1994	9,024	100.0	106	0.02	11.75	10.31
140 Commerce Way	1994	26,881	99.5	317	0.06	11.85	10.51

Total New Jersey Office/Flex		2,189,531	88.5	16,974	3.46	8.76	7.23

NEW YORK

WESTCHESTER COUNTY
Elmsford
11 Clearbrook Road	1974	31,800	100.0	416	0.09	13.08	11.64
75 Clearbrook Road	1990	32,720	100.0	516	0.10	15.77	14.88
125 Clearbrook Road	2002	33,000	100.0	450	0.09	13.64	10.27
150 Clearbrook Road	1975	74,900	99.3	770	0.16	10.35	9.01
175 Clearbrook Road	1973	98,900	96.7	1,186	0.24	12.40	11.41
200 Clearbrook Road	1974	94,000	99.8	1,234	0.25	13.15	11.41
250 Clearbrook Road	1973	155,000	95.1	900	0.18	6.11	4.62
50 Executive Boulevard	1969	45,200	60.8	257	0.05	9.35	7.86
77 Executive Boulevard	1977	13,000	100.0	244	0.05	18.77	16.62
85 Executive Boulevard	1968	31,000	40.6	26	0.01	2.07	1.11
300 Executive Boulevard	1970	60,000	100.0	609	0.12	10.15	9.10
350 Executive Boulevard	1970	15,400	99.4	230	0.05	15.03	12.80
399 Executive Boulevard	1962	80,000	100.0	1,047	0.21	13.09	12.51
400 Executive Boulevard	1970	42,200	71.1	559	0.11	18.63	15.00
500 Executive Boulevard	1970	41,600	100.0	762	0.15	18.32	16.51
525 Executive Boulevard	1972	61,700	100.0	1,000	0.20	16.21	14.86
1 Westchester Plaza	1967	25,000	100.0	352	0.07	14.08	11.16
2 Westchester Plaza	1968	25,000	100.0	380	0.08	15.20	12.12
3 Westchester Plaza	1969	93,500	97.9	992	0.20	10.84	9.00
4 Westchester Plaza	1969	44,700	100.0	682	0.14	15.26	12.33
5 Westchester Plaza	1969	20,000	100.0	279	0.06	13.95	10.50
6 Westchester Plaza	1968	20,000	100.0	302	0.06	15.10	13.25
7 Westchester Plaza	1972	46,200	100.0	661	0.13	14.31	13.68
8 Westchester Plaza	1971	67,200	100.0	1,284	0.26	19.11	16.26
Hawthorne
200 Saw Mill River Road	1965	51,100	100.0	725	0.15	14.19	12.94
4 Skyline Drive	1987	80,600	93.0	1,282	0.26	17.10	14.71
5 Skyline Drive	1980	124,022	99.8	1,571	0.32	12.69	10.86
6 Skyline Drive	1980	44,155	72.8	565	0.11	17.58	12.23
8 Skyline Drive	1985	50,000	85.4	821	0.17	19.23	16.46
10 Skyline Drive	1985	20,000	100.0	392	0.08	19.60	16.35
11 Skyline Drive (f)	1989	45,000	100.0	999	0.20	22.20	21.62
12 Skyline Drive (f)	1999	46,850	71.7	555	0.11	16.52	14.88
15 Skyline Drive (f)	1989	55,000	55.5	196	0.04	6.42	4.36
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,570	0.32	20.48	19.39
200 Corporate Boulevard South	1990	84,000	58.2	1,413	0.29	28.90	25.38
4 Executive Plaza	1986	80,000	100.0	1,507	0.31	18.84	15.99
6 Executive Plaza	1987	80,000	100.0	1,636	0.33	20.45	19.03
1 Odell Plaza	1980	106,000	93.7	1,556	0.32	15.67	14.25
3 Odell Plaza	1984	71,065	100.0	1,596	0.32	22.46	20.83

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office/Flex Properties (continued)
and Industrial/Warehouse, Retail Properties, and Land Leases

			Percentage	2014		2014	2014
		Net	Leased	Base		Average	Average
		Rentable	as of	Rent	Percentage	Base Rent	Effective Rent
	Year	Area	12/31/14	($000’s)	of Total 2014	Per Sq. Ft.	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)	($) (c) (e)

5 Odell Plaza	1983	38,400	99.6	650	0.13	17.00	15.50
7 Odell Plaza	1984	42,600	100.0	895	0.18	21.01	19.30

Total New York Office/Flex		2,348,812	92.8	33,067	6.70	15.16	13.34

CONNECTICUT

FAIRFIELD COUNTY
Stamford
419 West Avenue	1986	88,000	100.0	1,576	0.32	17.91	15.27
500 West Avenue	1988	25,000	100.0	371	0.08	14.84	12.84
550 West Avenue	1990	54,000	81.3	782	0.16	17.81	16.92
600 West Avenue	1999	66,000	100.0	670	0.14	10.15	9.30
650 West Avenue	1998	40,000	100.0	561	0.11	14.03	11.18

Total Connecticut Office/Flex		273,000	96.3	3,960	0.81	15.06	13.20

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	91.1	54,001	10.97	12.33	10.63

NEW YORK

WESTCHESTER COUNTY
Elmsford
1 Warehouse Lane (f)	1957	6,600	100.0	107	0.02	16.21	15.00
2 Warehouse Lane (f)	1957	10,900	100.0	158	0.03	14.50	12.48
3 Warehouse Lane (f)	1957	77,200	100.0	399	0.08	5.17	4.96
4 Warehouse Lane (f)	1957	195,500	97.0	2,025	0.41	10.68	7.60
5 Warehouse Lane (f)	1957	75,100	97.1	958	0.19	13.14	11.93
6 Warehouse Lane (f)	1982	22,100	100.0	555	0.11	25.11	23.98

Total Industrial/Warehouse Properties		387,400	97.9	4,202	0.84	11.08	9.12

NEW JERSEY

HUDSON COUNTY
Weehawken
500 Avenue at Port Imperial	2013	16,736	52.2	0	0.00	0.00	0.00

Total New Jersey Retail Properties		16,736	52.2	0	0.00	0.00	0.00

NEW YORK

WESTCHESTER COUNTY
Tarrytown
230 White Plains Road	1984	9,300	0.0	119	0.02	0.00	0.00
Yonkers
2 Executive Boulevard	1986	8,000	100.0	305	0.06	38.13	38.13

Total New York Retail Properties		17,300	46.2	424	0.08	53.00	52.88

Total Retail Properties		34,036	49.2	424	0.08	25.33	25.27

NEW YORK

WESTCHESTER COUNTY
Elmsford
700 Executive Boulevard	-	-	-	160	0.03	-	-

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Land Leases
(continued)

			Percentage	2014			2014	2014
		Net	Leased	Base			Average	Average
		Rentable	as of	Rent	Percentage		Base Rent	Effective Rent
	Year	Area	12/31/14	($000’s)	of Total 2014		Per Sq. Ft.	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)		($) (c) (d)	($) (c) (e)

Yonkers
1 Enterprise Boulevard	-	-	-	185	0.04		-	-

Total New York Land Leases		-	-	345	0.07		-	-

MARYLAND

PRINCE GEORGE'S COUNTY
Greenbelt
Capital Office Park Parcel A	-	-	-	153	0.03		-	-

Total Maryland Land Leases		-	-	153	0.03		-	-

Total Land Leases		-	-	498	0.10		-	-

TOTAL COMMERCIAL PROPERTIES		25,282,656	84.2	470,707	95.55		22.10	19.11

Multi-Family Properties

		Net		Percentage	2014		Percentage	2014
		Rentable		Leased	Base		of Total	Average
		Commercial		as of	Rent		2014	Base Rent
	Year	Area	Number	12/31/14	($000’s)		Base Rent	Per Home
	Built	(Sq. Ft.)	of Units	(%) (a)	(b) (c)		(%)	($) (c) (i)

NEW JERSEY

MIDDLESEX COUNTY
New Brunswick
Richmond Court	1997	-	82	100.0	1,466		0.30	1,490
Riverwatch Commons	1995	-	118	98.3	2,093		0.42	1,504

UNION COUNTY
Rahway
Park Square	2011	5,934	159	96.9	3,659		0.74	1,980

Total New Jersey Multi-Family		5,934	359	98.1	7,218		1.46	1,709

MASSACHUSETTS

ESSEX COUNTY
Andover
Andover Place (g) (h)	1988	-	220	94.5	2,350		0.48	1,292

SUFFOLK COUNTY
Revere
Alterra at Overlook Ridge IA	2004	-	310	96.5	5,265		1.07	1,467
Alterra at Overlook Ridge IB	2008	-	412	95.1	7,117		1.44	1,513

Total Massachusetts Multi-Family		-	942	95.4	14,732		2.99	1,447

Total Multi-Family Properties		5,934	1,301	96.2	21,950		4.45	1,520

TOTAL PROPERTIES		25,288,590	1,301		492,657	(j)	100.00
See footnotes on page 41.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Footnotes for pages 33 through 40

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring December 31, 2014 aggregating 205,220 square feet (representing 0.8 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)
Total base rent for the 12 months ended December 31, 2014, determined in accordance with generally accepted accounting principles (“GAAP”). Substantially all of the commercial leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage. For the 12 months ended December 31, 2014, total escalations and recoveries from tenants were: $61,255, or $3.71 per leased square foot, for office properties; $9,797, or $2.24 per leased square foot, for office/flex properties; and $1,810, or $4.54 per leased square foot, for other properties.

(c)	Excludes space leased by the Company.
(d)	Base rent for the 12 months ended December 31, 2014 divided by net rentable commercial square feet leased at December 31, 2014.
(e)
Total base rent for 2014 minus 2014 amortization of tenant improvements, leasing commissions and other concessions and costs, determined in accordance with GAAP, divided by net rentable square feet leased at December 31, 2014.

(f)	This property is located on land leased by the Company.
(g)
As this property was acquired, commenced initial operations or initially consolidated by the Company during the 12 months ended December 31, 2014, the amounts represented in 2014 base rent reflect only that portion of those 12 months during which the Company owned or consolidated the property. Accordingly, these amounts may not be indicative of the property’s full year results.  For comparison purposes, the amounts represented in 2014 average base rent per sq. ft. and per unit for this property have been calculated by taking the 12 months ended December 31, 2014 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased or occupied units at December 31, 2014. These annualized per square foot and per unit amounts may not be indicative of the property’s results had the Company owned or consolidated the property for the entirety of the 12 months ended December 31, 2014.

(h)	Acquired on April 10, 2014. Amounts reflect period of ownership.
(i)	Annualized base rent for the 12 months ended December 31, 2014 divided by units occupied at December 31, 2014, divided by 12.
(j)	Excludes $24.1 million from properties which were sold during the year ended December 31, 2014.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

IV. PORTFOLIO SUMMARY

Unconsolidated Joint Ventures Summary
(as of December 31, 2014)

Breakdown of Unconsolidated Joint Ventures
(dollars in thousands)

							Company’s		Net Operating
					# of	Revenue	Effective		Income (c)		Property Debt				Preferred
		Year	Percentage		Apartment	Per	Ownership		3 Mos	12 Mos		Maturity	Interest		Company		Capital		Return
Joint Venture / Property Name	Location	Built	Leased		Homes	Unit (b)%			12/31/14	12/31/14	Balance	Date	Rate		Balance (m)		Balance (d)		Rate		Investor
Operating Multi-family Residential: (a)
Marbella RoseGarden, L.L.C. / Marbella	Jersey City, NJ	2003	98.8%		412	$2,856	24.27%		$2,111	$8,371	$95,000	05/01/18	4.99%		$137	(u)	$8,286		9.50%		Prudential
RoseGarden Monaco, L.L.C. / Monaco	Jersey City, NJ	2011	98.9%		523	3,255	15.00%		3,400	13,283	165,000	02/01/21	4.19%		-		80,809		9.00%		Prudential
Rosewood Lafayette Holdings, L.L.C. / Highlands at Morristown Station	Morristown, NJ	2009	98.2%		217	2,606	25.00%		1,105	4,367	38,665	07/01/15	4.00%		121	(v)	33,616		9.00%		Prudential
Rosewood Morristown, L.L.C. / Metropolitan at 40 Park	Morristown, NJ	2010	94.6%		130	3,335	12.50%		785	2,992	38,600	09/01/20	3.25%		695	(e)	20,967	(e)	9.00%		Prudential
PruRose Port Imperial South 15 LLC / RiversEdge at Port Imperial	Weehawken, NJ	2009	98.3%		236	2,974	50.00%	(f)	960	4,023	57,500	09/01/20	4.32%		-		41,230		9.00%		Prudential
PruRose Riverwalk G, L.L.C. / RiverTrace at Port Imperial	West New York, NJ	2013	98.1%		316	2,876	25.00%		1,697	3,308	79,594	07/15/21	6.00%		-		45,207		7.75%		UBS
Elmajo Urban Renewal Associates, L.L.C. / Lincoln Harbor (Bldg A&C)	Weehawken, NJ	2014	98.0%		355	3,051	7.50%		1,826	2,635	81,264	06/27/16	L+2.10%		-		62,628		8.50%		Hartz
Overlook Ridge JV, L.L.C. / Quarrystone at Overlook Ridge	Malden, MA	2008	97.2%		251	2,151	50.00%		915	3,781	69,501	03/15/16	(g)		-		38,864	(h)	15.00%		Lennar
Overlook Ridge JV 2C/3B, L.L.C. / The Chase at Overlook Ridge	Malden, MA	2014	93.5%		371	1,831	50.00%		1,049	1,277	49,824	12/26/15	L+2.50%	(k)	-		27,069		6.50%	(z)	UBS
Crystal House Apartments Investors LLC / Crystal House	Arlington, VA	1962	94.8%	(y)	828	1,868	25.00%	(p)	2,877	10,739	165,000	04/01/20	3.17%		-		-		-		-

Total Operating Multi-family Residential:			96.9%		3,639	$2,566			$16,725	$54,776	$839,948				$953		$358,676
																	-
							Company’s		Net Operating
							Effective		Income (c)		Property Debt				Preferred
		Year	Percentage		Square		Ownership		3 Mos	12 Mos		Maturity	Interest		Company		Capital		Return
Joint Venture / Property Name	Location	Built	Leased		Feet		%		12/31/14	12/31/14	Balance	Date	Rate		Balance (m)		Balance (d)		Rate		Investor
Operating Commercial:
Roseland/North Retail, L.L.C. / Riverwalk at Port Imperial	West New York, NJ	2008	64.0%		30,745		20.00%		$153	$476	-	-	-				$6,606		9.00%		Prudential
BNES Associates III / Offices at Crystal Lake	West Orange, NJ	2003	100.0%		106,345		31.25%		464	1,653	$6,756	11/01/23	4.76%		-		-		-		-
Red Bank Corporate Plaza / Red Bank	Red Bank, NJ	2007	100.0%		92,878		50.00%		548	2,367	15,868	05/17/16	L+3.00%	(i)	-		-		-		-
12 Vreeland Realty L.L.C. / 12 Vreeland Road	Florham Park, NJ	1984	100.0%		139,750		50.00%		118	1,310	14,002	07/01/23	2.87%		-		-		-		-
Rosewood Morristown, L.L.C. / Shops at 40 Park	Morristown, NJ	2010	60.4%		50,973		12.50%		190	729	6,500	08/13/18	3.63%		-	(e)	-	(e)	9.00%		Prudential
Keystone-Penn	Suburban Philadelphia, PA	Various	85.6%		1,842,820		(n)		6,009	24,056	203,811	(o)	(o)		-		30,719		15.00%		KPG
KPG-P 100 IMW JV, LLC / 100 Independence Mall West	Philadelphia, PA	1965	97.9%		339,615		33.33%		831	1,954	61,500	09/09/16	L+7.00%		-		-		-		-
KPG-MCG Curtis JV, LLC / Curtis Center (r)	Philadelphia, PA	(q)	76.5%		885,000		50.00%		3,034	6,261	(w)	-	-		-		-		-		-
Keystone-TriState	Northern NJ/NY/CT	Various	83.2%		2,190,229		(x)		5,356	9,683	204,843	(s)	(s)		-		33,391		15.00%		KPG

Total Operating Commercial:					5,678,355				$16,703	$48,489	$513,280				-		$70,716

							Company’s		Net Operating
					Number		Effective		Income (c)		Property Debt				Preferred
		Year			of		Ownership		3 Mos	12 Mos		Maturity	Interest		Company		Capital		Return
Joint Venture/Property Name	Location	Built			Rooms		%		12/31/14	12/31/14	Balance	Date	Rate		Balance		Balance		Rate		Investor
Hotel:
Harborside South Pier / Hyatt Regency Jersey City on the Hudson	Jersey City, NJ	2002			350		50.00%		$4,024	$15,497	$65,643	(j)	(j)		-		-		-		-

							Company’s		Net Operating
							Effective		Income (c)		Property Debt				Preferred
							Ownership		3 Mos	12 Mos		Maturity	Interest		Company		Capital		Return
Joint Venture/Property Name	Location						%		12/31/14	12/31/14	Balance	Date	Rate		Balance		Balance		Rate		Investor
Other Investment:
Stamford SM L.L.C. / Senior Mezzanine Loan (t)	Stamford, CT						80.00%		$-	$2,957	-	-	-		-		-		-		-

See footnotes on page 44.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

IV. PORTFOLIO SUMMARY

Breakdown of Unconsolidated Joint Ventures
(dollars in thousands)
(continued)

					Company’s
		Estimated		# of	Effective		Property Debt				Preferred
		Stabilization	Percent	Apartment	Ownership			Maturity	Interest		Company	Capital	Return
Joint Venture/Property Name	Location	Date	Leased	Homes	%		Balance	Date	Rate		Balance (m)	Balance (d)	Rate	Investor
Communities in Lease Up: (a)
RiverPark at Harrison I Urban Renewal LLC / RiverPark at Harrison	Harrison, NJ	4Q-2014	51.80%	141	36.00%		$21,298	06/27/16	L+2.35%		$3,146	$4,696	7.25%	-
Portside Master Company, LLC / Portside at Pier One – Bldg 7	East Boston, MA	4Q-2014	22.10%	176	38.25%		37,093	12/04/15	L+2.50%		-	27,269	9.00%	Prudential
Estuary Urban Renewal Unit B, LLC / Lincoln Harbor (Bldg B)	Weehawken, NJ	1Q-2015	58.60%	227	7.50%		40,366	01/25/17	L+2.10%		-	34,339	8.50%	Hartz

Total Development Communities in Lease Up:				544			$98,757				$3,146	$66,304

		Estimated			Company’s
		Initial		# of	Effective		Property Debt				Preferred
		Delivery		Apartment	Ownership			Maturity	Interest		Company	Capital	Return
Joint Venture/Property Name	Location	Date		Homes	%		Balance	Date	Rate		Balance (m)	Balance (d)	Rate	Investor
Development Communities: (a)
Prurose Port Imperial South 13, LLC / RiverParc at Port Imperial	Weehawken, NJ	1Q-2015		280	20.00%	(f)	$49,084	06/27/16	L+2.15%	(l)	$2,197	$50,314	9.00%	Prudential
Capitol Place Mezz LLC / Station Townhouses	Washington, D.C.	1Q-2015		377	50.00%		73,971	07/01/33	4.82%		-	-	-	-
RoseGarden Marbella South, L.L.C. / Marbella II	Jersey City, NJ	4Q-2015		311	24.27%		31,564	03/30/17	L+2.25%		7,677	24,202	9.00%	Prudential
Harborside Unit A Urban Renewal, L.L.C. / URL Harborside	Jersey City, NJ	3Q-2016		763	85.00%		-	08/01/29	5.20%		-	-	-	-

Total In-Process Development Projects:				1,731			$154,619				$9,874	$74,516

					Company’s
			Potential	Potential	Effective		Property Debt				Preferred
			Apartment	Commercial	Ownership			Maturity	Interest		Company	Capital	Return
Joint Venture/Property Name	Location		Homes	Square Feet	%		Balance	Date	Rate		Balance (m)	Balance (d)	Rate	Investor
Land Holdings/Predevelopment: (a)
Hillsborough 206 Holdings, L.L.C. / Hillsborough 206	Hillsborough, NJ		n/a	160,000	50.00%		-	-	-		-	-	-	-
RoseGarden Monaco, L.L.C. / San Remo Land	Jersey City, NJ		300	n/a	41.67%		-	-	-		-	-	-	-
Grand Jersey Waterfront URA, L.L.C. / Liberty Landing	Jersey City, NJ		1,000	n/a	50.00%		-	-	-		-	-	-	-
Plaza VIII and IX Associates, L.L.C. / Vacant land/parking	Jersey City, NJ		n/a	1,225,000	50.00%		-	-	-		-	-	-	-
Roseland/Port Imperial Partners, L.P. / Port Imperial North	West New York, NJ		836	n/a	20.00%		-	-	-		-	-	-	-
Crystal House Apartments Investors LLC / Crystal House	Arlington, VA		295	n/a	50.00%		-	-	-		-	-	-	-
Rosewood Morristown, L.L.C. / Lofts at 40 Park	Morristown, NJ		59	n/a	25.00%		$1,117	09/30/15	L+2.50%		-	-	-	-
Roseland/Port Imperial Partners, L.P. / Riverwalk C	West New York, NJ		363	n/a	20.00%		-	-	-		$278	$25,982	10.00%	Prudential

Total Land Holdings/Predevelopment:			2,853	1,385,000			$1,117				$278	$25,982

See footnotes on page 44.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

IV. PORTFOLIO SUMMARY

Breakdown of Unconsolidated Joint Ventures
(continued, dollars in thousands)

Footnotes for pages 42 and 43:

(a)	See additional details related to the multi-family joint ventures in Section V on pages 50-54.
(b)	Total apartment revenue for the quarter ended December 31, 2014 divided by the average percent occupied for the quarter ended December 31, 2014, divided by the number of units and divided by 3.
(c)	Net operating income equals total property revenues less real estate taxes, utilities and operating expenses.
(d)	Includes third party capital account balance and accrued unpaid preferred return where applicable (excludes Company capital).
(e)	Capital balances apply to both properties.
(f)	A third party has a 20 percent economic interest in net Company distributions.
(g)	The senior loan, with a balance of $52,501 bears interest at LIBOR+2.00 percent and the junior loan, with a balance of $17,000, bears interest at LIBOR+0.90 percent.
(h)	Includes a priority partnership loan which has an accrued interest balance of $18,829 as of December 31, 2014.
(i)
On September 22, 2011, the venture entered into an interest rate swap agreement with a commercial bank. The swap agreement fixes the all-in rate to 3.99375 percent per annum on an initial notional amount of $13.65 million and then adjusting in accordance with an amortization schedule, which is effective from October 17, 2011 through loan maturity.

(j)
The balance includes: (i) mortgage loan, collateralized by the hotel property, has a balance of $61,519, bears interest of 6.15 percent and matures in November 2016, and (ii) loan with a balance of $4.1 million, bears interest at fixed rates ranging from 6.09 percent to 6.62 percent and matures in August 1, 2020.

(k)
On January 18, 2013, Overlook Apartments Investors entered into an interest rate swap agreement with a commercial bank. The swap agreement fixes the all-in rate to 3.0875 percent per annum on an initial notional amount of $1.84 million, increasing to $52 million, for the period from September 3, 2013 to November 2, 2015.

(l)
On December 28, 2012, PruRose 13 entered into an interest rate swap agreement with a commercial bank. The swap agreement fixes the all-in rate to 2.79 percent per annum on an initial notional amount of $1.62 million, increasing to $69.5 million, for the period  from July 1, 2013 to January 1, 2016.

(m)	Consists of preferred capital balances the Company is participating in.
(n)
The Company’s equity interests in the joint ventures will be subordinated to affiliates of the Keystone Property Group receiving a 15 percent internal rate of return (“IRR”) after which the Company will receive a ten percent IRR on its subordinate equity and then all profit will be split equally.

(o)
Principal balance of $127,600 bears interest at 5.114 percent and matures in August 27, 2023; principal balance of $65,786 bears interest at rates ranging from LIBOR+5.0 percent to LIBOR+5.75 percent and matures in August 27, 2016; principal balance of $10,425 bears interest at LIBOR+6.0 percent and matures in August 27, 2015.

(p)	On a capital event, the Company receives a promoted additional 25 percent interest over 9.00 percent IRR.
(q)	Property constructed between 1909 and 1921. Extensive renovation in 1988-2000.
(r)
The Company and Keystone plan to convert approximately 90,000 square feet of existing office space within the building into 90 luxury rental apartments, with possibilities to provide additional housing as office leases expire and additional space becomes available.

(s)
Principal balance of $41,240 bears interest at 4.95 percent and matures on July 1, 2017; principal balance of $70,903 bears interest at rates ranging from 5.65 percent to 6.75 percent and matures on September 9, 2017; principal balance of $14,250 bears interest at 4.88 percent and matures on July 6, 2024; principal balance of $63,400 bears interest at 4.93 percent and matures on July 6, 2044; principal balance of $15,050 bears interest at 4.71 percent and matures on August 6, 2044.

(t)	The joint venture collected net proceeds of $47.2 million at maturity, of which the Company received its share of $37.8 million on August 6, 2014.
(u)	Balance represents capital account held by Marbella Rosegarden, L.L.C., of which the Company owns a 48.53 percent interest.
(v)	Balance represents capital account held by Rosewood Lafayette Holdings, L.L.C., of which the Company owns a 50 percent interest.
(w)	Debt secured by interest in this asset (see Debt Detail - page 16).
(x)
Includes the Company's pari-passu interests of $6.2 million in five properties and Company's subordinated equity interests to Keystone Entities receiving a 15 percent internal rate of return ("IRR") after which the Company will receive a 10 percent IRR on its subordinate equity and then all profit will be split equally.

(y)
The property currently has 30 units offline to facilitate the execution of unit renovations. When accounting for this temporary loss of units, the percentage leased of available units as of December 31, 2014 was 98.4 percent. When accounting for this adjustment, percentage leased across all operating multi-family units averaged 97.3 percent.

(z)
The operating agreement allows for Mack-Cali to participate in operating cash flows after their partner receives a 6.5 percent preferred return on their capital balance. Upon a capital event, the partner receives 100 percent of cash flows until receiving a 9 percent IRR.  Then, 70 percent is distributed to the partner and 30 percent is distributed to Mack-Cali until the partner receives an 11 percent IRR, with excess proceeds distributed in accordance with the members’ ownership percentages.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

IV. PORTFOLIO SUMMARY

Consolidated Operating Portfolio Analysis (a)

(as of December 31, 2014)

Breakdown by Number of Properties

PROPERTY TYPE:

							Stand-
		% of		% of	Industrial/	% of	Alone	% of	Land	% of	Multi-	% of	Totals	% of
STATE	Office	Total	Office/Flex	Total	Warehouse	Total	Retail	Total	Leases	Total	Family	Total	By State	Total
New Jersey	94	40.7%	49	21.2%	-	-	1	0.4%	-	-	3	1.3%	147	63.6%
New York	14	6.1%	41	17.7%	6	2.6%	2	0.9%	2	0.9%	-	-	65	28.2%
Connecticut	-	-	5	2.2%	-	-	-	-	-	-	-	-	5	2.2%
Wash., D.C./Maryland	10	4.3%	-	-	-	-	-	-	1	0.4%	-	-	11	4.7%
Massachusetts	-	-	-	-	-	-	-	-	-	-	3	1.3%	3	1.3%
TOTALS
By Type:	118	51.1%	95	41.1%	6	2.6%	3	1.3%	3	1.3%	6	2.6%	231	100.0%

(a)	Excludes 52 operating properties, aggregating approximately 5.7 million of commercial square feet and 4,183 apartment homes, which are not consolidated by the Company. See pages 42 and 43.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

IV. PORTFOLIO SUMMARY

Consolidated Operating Portfolio Analysis (a)

(as of December 31, 2014)

Breakdown by Square Footage for Commercial Properties

PROPERTY TYPE:

							Stand-
		% of		% of	Industrial/	% of	Alone	% of	Totals	% of
STATE	Office	Total	Office/Flex	Total	Warehouse	Total	Retail	Total	By State	Total
New Jersey	17,040,194	67.4%	2,189,531	8.7%	-	-	16,736	0.1%	19,246,461	76.2%
New York	1,716,876	6.7%	2,348,812	9.3%	387,400	1.5%	17,300	0.1%	4,470,388	17.6%
Connecticut	-	-	273,000	1.1%	-	-	-	-	273,000	1.1%
Wash., D.C./Maryland	1,292,807	5.1%	-	-	-	-	-	-	1,292,807	5.1%
TOTALS
By Type:	20,049,877	79.2%	4,811,343	19.1%	387,400	1.5%	34,036	0.2%	25,282,656	100.0%

(a)
Excludes six consolidated operating multi-family properties, aggregating 1,301 apartment homes; as well as 52 operating properties, aggregating approximately 5.7 million commercial square feet and 4,183 apartment homes, which are not consolidated by the Company. See pages 42 and 43.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

IV. PORTFOLIO SUMMARY

Consolidated Operating Portfolio Analysis (a)

(Year ended December 31, 2014)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:

							Stand-
		% of	Office/	% of	Indust./	% of	Alone	% of	Land	% of	Multi-	% of	Totals		% of
STATE	Office	Total	Flex	Total	Warehouse	Total	Retail	Total	Leases	Total	Family	Total	By State		Total

New Jersey	$340,476	69.1%	$16,974	3.4%	-	-	-	-	-	-	$7,218	1.5%	$364,668		74.0%
New York	44,280	9.0%	33,067	6.7%	$4,202	0.9%	$424	0.1%	$345	0.1%	-	-	82,318		16.8%
Connecticut	-	-	3,960	0.8%	-	-	-	-	-	-	-	-	3,960		0.8%
Wash., D.C./Maryland	26,826	5.4%	-	-	-	-	-	-	153	-	-	-	26,979		5.4%
Massachusetts	-	-	-	-	-	-	-	-	-	-	14,732	3.0%	14,732		3.0%
TOTALS
By Type:	$411,582	83.5%	$54,001	10.9%	$4,202	0.9%	$424	0.1%	$498	0.1%	$21,950	4.5%	$492,657	(c)	100.0%

(a)	Excludes 52 operating properties, aggregating approximately 5.7 million commercial square feet and 4,183 apartment homes, which are not consolidated by the Company. See pages 42 and 43.

(b)
Total base rent for the year ended December 31, 2014, determined in accordance with GAAP. Substantially all of the commercial leases provide for annual base rents plus recoveries and escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

(c)	Excludes $24.1 million from properties which were sold during the year ended December 31, 2014.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

IV. PORTFOLIO SUMMARY

Consolidated Operating Portfolio Analysis (a) (b)

(as of December 31, 2014)

Breakdown by Percentage Leased for Commercial Properties

PROPERTY TYPE:

					WEIGHTED AVG.
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	By State
New Jersey	82.2%	88.5%	-	52.2%	82.9%
New York	87.8%	92.8%	97.9%	46.2%	91.1%
Connecticut	-	96.3%	-	-	96.3%
Washington, D.C./ Maryland	77.9%	-	-	-	77.9%

WEIGHTED AVG. By Type:	82.4%	91.1%	97.9%	49.2%	84.2%

(a)
Excludes six consolidated operating multi-family properties, aggregating 1,301 apartment homes; as well as 52 operating properties, aggregating approximately 5.7 million commercial square feet and 4,183 apartment homes, which are not consolidated by the Company, and parcels of land leased to others. See pages 42 and 43.

(b)
Percentage leased includes all commercial leases in effect as of the period end date, some of which have commencement dates in the future as well as leases expiring December 31, 2014, aggregating 184,140 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

V.  MULTI-FAMILY RENTAL PORTFOLIO

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

V. MULTI-FAMILY RENTAL PORTFOLIO

Summary of Stabilized Operating Communities
(dollars in thousands, except per home amounts)

As of December 31, 2014

		Date Acquired/				Company's	Results
		Placed in			# of	Effective	Percentage		Percentage	Revenue	Revenue
		Service	Year	# of	Apartment	Ownership	Leased		Leased	per Home	per Home
Community	Location	by Company	Built	Properties	Homes	Percentage	12/31/2014		9/30/2014	12/31/14 (a)	9/30/14 (a)
Consolidated:
Richmond Court (b)	New Brunswick, NJ	12/19/13	1997	1	82	100.00%	100.0%		100.0%	$1,649	$1,629
Riverwatch Commons (b)	New Brunswick, NJ	12/19/13	1995	1	118	100.00%	98.3%		98.3%	1,635	1,614
Park Square	Rahway, NJ	11/20/13	2011	1	159	100.00%	96.9%		95.6%	2,032	2,022
Alterra at Overlook Ridge 1A (b)	Revere, MA	01/18/13	2004	1	310	100.00%	96.5%		98.1%	1,658	1,775
Alterra at Overlook Ridge 1B (b)	Revere, MA	04/04/13	2008	1	412	100.00%	95.1%		98.5%	1,697	1,708
Andover Place (b)	Andover, MA	04/10/14	1988	1	220	100.00%	94.5%		96.4%	1,375	1,334
Total Consolidated				6	1,301	100.00%	96.2%		97.8%	$1,666	$1,686

Net operating income for the Consolidated Stabilized Operating Communities for the three months and year ended December 31, 2014 was $3,248 and $12,991, respectively. Net operating income is defined as total revenues less the sum of real estate taxes, utilities and operating expenses.

Unconsolidated Joint Venture Interests (See the schedule below for capitalization information):
Participating JVs
Crystal House Apartments (b)	Arlington, VA	03/21/13	1962	1	828	25.00%	94.8%	(d)	94.5%	$1,868	$1,866
Sub-total Participating JVs				1	828	25.00%	94.8%		94.5%	$1,868	$1,866

Subordinated Interests (c)
Marbella	Jersey City, NJ	10/23/12	2003	1	412	24.27%	98.8%		99.8%	$2,856	$2,793
Monaco	Jersey City, NJ	10/23/12	2011	1	523	15.00%	98.9%		99.6%	3,255	3,225
Highlands at Morristown Station	Morristown, NJ	10/23/12	2009	1	217	25.00%	98.2%		99.5%	2,606	2,614
Metropolitan at 40 Park	Morristown, NJ	10/23/12	2010	1	130	12.50%	94.6%		100.0%	3,335	3,273
RiversEdge at Port Imperial	Weehawken, NJ	10/23/12	2009	1	236	50.00%	98.3%		96.6%	2,974	2,978
RiverTrace at Port Imperial	West New York, NJ	12/01/13	2013	1	316	25.00%	98.1%		-	2,876	-
Lincoln Harbor (Bldg A&C)	Weehawken, NJ	04/01/14	2014	1	355	7.50%	98.0%		-	3,051	-
Quarrystone at Overlook Ridge	Malden, MA	10/23/12	2008	1	251	50.00%	97.2%		99.6%	2,151	2,117
The Chase at Overlook Ridge	Malden/Revere, MA	04/01/14	2014	1	371	50.00%	93.5%		-	1,831	-
Sub-total Subordinated Interests				9	2,811		97.5%		99.3%	$2,772	$2,863

Total Stabilized Operating Communities:				16	4,940		96.7%	(d)	97.8%	$2,329	$2,258	(e)

(a)	Total apartment revenue for the quarter divided by the average percent occupied for the quarter, divided by the number of apartment homes, and then divided by three.
(b)
The Company plans to reposition this property, which is targeted for additional renovation investment by the Company.  During repositioning, it is often necessary to take apartment homes off line for a short period of time to allow for renovations which can impact occupancy and operations. See the "Stabilized Operating Communities-Repositioning" schedule on the next page for the Company's current Repositioning Program.

(c)	The Company participates in property cash flow and capital events after partner's preferred capital is serviced based on its effective ownership percentage.
(d)
Crystal House currently has 30 homes offline to facilitate the execution of unit renovations. When accounting for this temporary loss of homes, the percentage leased of available units as of December 31, 2014 was 98.4 percent. When accounting for this adjustment, percentage leased across all operating multi-family units averaged 97.3 percent.

(e)	Revenue per home excluding assets that stabilized in fourth quarter 2014 was $2,266.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

V. MULTI-FAMILY RENTAL PORTFOLIO

Summary of Stabilized Operating Communities-Capitalization of Unconsolidated Joint Venture Interests
(dollars in thousands)

As of December 31, 2014

	Company's	Net Operating		Property Debt			Preferred Capital
	Effective							Other	Preferred
	Ownership	3 Mos	12 Mos		Maturity	Interest	Company	Partners'	Return
Community	Percentage	12/31/14	12/31/14	Amount	Date	Rate	Balance (c)	Balance	Rate
Unconsolidated Joint Venture Interests:
Participating JVs
Crystal House Apartments	25.00%	$2,877	$10,739	$165,000	04/01/20	3.17%	-	-	-
Sub-total Participating JVs	25.00%	$2,877	$10,739	$165,000			-	-	-

Subordinated Interests
Marbella	24.27%	$2,111	$8,371	$95,000	05/01/18	4.99%	$137	$8,286	9.5%
Monaco	15.00%	3,400	13,283	165,000	02/01/21	4.19%	-	80,809	9.0%
Highlands at Morristown Station	25.00%	1,105	4,367	38,665	07/01/15	4.00%	121	33,616	9.0%
Metropolitan at 40 Park	12.50%	785	2,992	38,600	09/01/20	3.25%	695	20,967	9.0%
RiversEdge at Port Imperial	50.00%	960	4,023	57,500	09/01/20	4.32%	-	41,230	9.0%
RiverTrace at Port Imperial	25.00%	1,697	3,308	79,594	07/15/21	6.00%	-	45,207	7.8%
Lincoln Harbor (Bldg A&C)	7.50%	1,826	2,635	81,264	06/27/16	L+2.10%	-	62,628	8.5%
Quarrystone at Overlook Ridge	50.00%	915	3,781	69,501	03/15/16	(a)	-	38,864	(b)
The Chase at Overlook Ridge	50.00%	1,049	1,277	49,824	12/26/15	L+2.50%	-	27,069	6.5%
Sub-total Subordinated Interests		$13,848	$44,037	$674,948			$953	$358,676

Total Stabilized Operating Communities:		$16,725	$54,776	$839,948			$953	$358,676

(a)
Property debt balance consists of: (i) the senior loan, collateralized by the Quarrystone property, which has a balance of $52,501 and bears interest at LIBOR plus 200 basis points and (ii) the junior loan, with a balance of $17,000 and bears interest at LIBOR plus 90 basis points, and is collateralized by a $17,000 letter of credit provided by an affiliate of the partner.

(b)
Partner capital balance consists of: $18,829 of principal, $3,000 of which earns interest at a rate of 20 percent; and $15,829 of which earns interest at a rate of 15 percent, and $18,829 of accrued unpaid return.

(c)	Consists of preferred capital balances in which the Company has an approximate 50 percent interest.

Stabilized Operating Communities-Repositioning
(dollars in thousands, except per home amounts)

As of December 31, 2014

				Projected Repositioning Results (b)					Timing
						Company
						Share of
		Company	Company's			Costs		Projected
	Property	Share of	Effective	Estimated	Company	Incurred	Pre-	Post-	Estimated	Estimated
	Acquisition	Acquisition	Ownership	Repositioning	Share of	Through	Repositioning	Repositioned	Quarter	Quarter of
Community	Cost	Cost	Percentage	Budget	Budget	12/31/14 (c)	Rent/Home	Rent/Home	Complete	Stabilization
Consolidated:
Richmond Court	$20,492	$20,492	100.00%	$3,075	$3,075	$50	$1,541	$1,892	3Q-2017	4Q-2017
Riverwatch Commons	20,493	20,493	100.00%	4,425	4,425	58	1,507	1,856	3Q-2017	4Q-2017
Alterra at Overlook Ridge 1A	61,250	61,250	100.00%	5,800	5,800	1,963	1,414	1,600	4Q-2015	1Q-2016
Alterra at Overlook Ridge 1B	87,950	87,950	100.00%	3,800	3,800	1,659	1,499	1,650	4Q-2015	1Q-2016
Andover Place	37,700	37,700	100.00%	5,930	5,930	118	1,345	1,637	1Q-2017	2Q-2017
Total Consolidated	$227,885	$227,885		$23,030	$23,030	$3,848	$1,450	$1,672

Unconsolidated Joint Venture Interests:
Participating JVs
Crystal House Apartments (a)	$262,500	$30,210	25.00%	$29,900	$7,475	$535	$1,888	$2,282	1Q-2017	2Q-2017
Total Unconsolidated Joint Venture Interests	$262,500	$30,210		$29,900	$7,475	$535	$1,888	$2,282

Total Stabilized Repositioning Communities:	$490,385	$258,095		$52,930	$30,505	$4,383	$1,634	$1,928

(a)
The unconsolidated joint venture acquired the operating property, which is encumbered by $165 million mortgage, for $247.5 million and a developable land parcel for $15 million. The Company owns 25 percent interest in the operating property and a 50 interest in the 295 apartment home development parcel.

(b)	The increase in weighted average projected net operating income yield of the stabilized operating communities-repositioning is estimated to be 100 basis points.
(c)	Company's total share of costs remaining is $26.1 million at December 31, 2014.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

V. MULTI-FAMILY RENTAL PORTFOLIO

Summary of Communities in Lease-Up
(dollars in thousands)

As of December 31, 2014

				Company's	Timing		Costs		Company Share of Equity				Property Debt				Preferred Capital
			# of	Effective	Commenced		Incurred	Total			Percentage	Projected		Maximum				Other	Preferred
		# of	Apartment	Ownership	Initial	Stabilization	Through	Estimated			Leased	NOI (b)		Borrowing	Maturity	Interest	Company	Partners'	Return
Community	Location	Properties	Homes	Percentage	Operations	Date	12/31/14	Costs	Incurred	Remaining	12/31/14	(Stabilized)	Amount	Capacity	Date	Rate	Balance	Balance	Rate

Unconsolidated Joint Ventures:

Participating JVs
RiverPark at Harrison	Harrison, NJ	1	141	36.00%	10/01/14	3Q-2015	$25,833	$27,900	$1,833	$-	51.8%	$1,900	$21,298	$23,400	06/27/16	L+2.35%	$3,146	$4,696	7.25%

Subordinated Interests (a)
Portside at Pier One – Bldg 7	East Boston, MA	1	176	38.25%	12/01/14	3Q-2015	$63,878	$66,300	-	-	22.1%	$4,300	$37,093	$42,500	12/04/15	L+2.50%	-	$27,269	9.00%
Lincoln Harbor (Bldg B)	Weehawken, NJ	1	227	7.50%	12/01/14	4Q-2015	71,917	82,700	-	-	58.6%	5,600	40,366	57,000	01/25/17	L+2.10%	-	34,339	8.50%
Sub-total		2	403				$135,795	$149,000	-	-		$9,900	$77,459	$99,500			-	$61,608

Total Lease-Up Communities:		3	544				$161,628	$176,900	$1,833	-		$11,800	$98,757	$122,900			$3,146	$66,304

(a)	The Company participates in property cash flow and capital events after partner's preferred capital is serviced based on its effective ownership percentage.
(b)	Net Operating Income (NOI) is defined as total revenues less the sum of real estate taxes, utilities and operating expenses.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

V. MULTI-FAMILY RENTAL PORTFOLIO

Summary of Development Communities
(dollars in thousands)

As of December 31, 2014

				Timing			Costs		Company Share of Equity			Property Debt				Preferred Capital
			Company's							Estimate of
		# of	Effective	Initial			Incurred	Estimated	Incurred	Remaining	Projected		Maximum				Other	Preferred
		Apartment	Ownership	Occupancy	Completion	Stabilization	Through	Total	Through	Costs to	NOI (c)		Borrowing	Maturity	Interest	Company	Partners'	Return
Community	Location	Homes	Percentage	Date	Date	Date	12/31/14	Costs	12/31/2014	Fund	(Stabilized)	Amount	Capacity	Date	Rate	Balance	Balance	Rate

Consolidated;
150 Main Street	Eastchester, NY	108	76.25%	2Q-2016	2Q-2016	1Q-2017	$13,854	$49,950	$12,113	$8,828	$3,300	$1,193	$28,750	03/30/17	L+2.35%	$13,154	$727	8.00%
Port Imperial 1/3 Garage/Retail (b)	Weehawken, NJ	-	50.00%	3Q-2015	3Q-2015	3Q-2015	3,499	31,900	3,499	28,401	1,975	-	-	-	-	-	-	-
Total Consolidated		108					$17,353	$81,850	$15,612	$37,229	$5,275	$1,193	$28,750			$13,154	$727

Unconsolidated Joint Venture Interests:

Participating JVs
Station Townhouses	Washington, D.C.	377	50.00%	1Q-2015	2Q-2015	2Q-2016	$171,503	$194,357	$46,500	-	$11,400	$73,971	$100,700	07/01/33	4.82%	-	-	-
Marbella II	Jersey City, NJ	311	24.27%	1Q-2016	2Q-2016	4Q-2016	65,203	132,100	7,101	6,170	8,470	31,564	77,400	03/30/17	L+2.25%	$7,677	$24,202	9.00%
URL Harborside	Jersey City, NJ	763	85.00%	4Q-2016	2Q-2017	3Q-2018	65,052	320,305	49,740	59,149	19,500	-	192,000	08/01/29	5.20%	-	-	-
Sub-total Participating JVs		1,451					$301,758	$646,762	$103,341	$65,319	$39,370	$105,535	$370,100			$7,677	$24,202

Subordinated Interests (a)
RiverParc at Port Imperial	Weehawken, NJ	280	20.00%	1Q-2015	3Q-2015	3Q-2016	80,305	96,400	-	-	6,700	49,084	73,350	06/27/16	L+2.15%	$2,197	50,314	9.00%
Sub-total Subordinated Interests		280					$80,305	$96,400	-	-	$6,700	$49,084	$73,350			$2,197	$50,314

Total Unconsolidated Joint Venture Interests		1,731					$382,063	$743,162	$103,341	$65,319	$46,070	$154,619	$443,450			$9,874	$74,516

Total Development Communities:		1,839					$399,416	$825,012	$118,953	$102,548	$51,345	$155,812	$472,200			$23,028	$75,243

(a)	The Company participates in property cash flow and capital events after partner's preferred capital is serviced based on its effective ownership percentage.
(b)	Project contains an estimated 8,300 square feet of retail space and 786 garage parking spaces.
(c)	Net Operating Income (NOI) is defined as total revenues less the sum of real estate taxes, utilities and operating expenses.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

V. MULTI-FAMILY RENTAL PORTFOLIO

Summary of Land Holdings/Pre-Development

As of December 31, 2014

				Company's
			# of	Effective	Anticipated	PRE-DEVELOPMENT STAGE
			Apartment	Ownership	Construction	Approved/	Design
Pre-Development	Location	State	Homes (a)	Percentage	Start	Entitled	Development
Port Imperial South Hotel (b)	Weehawken	NJ	-	50%	2Q-2015	X	X
Overlook Ridge II B	Malden	MA	174	100%	2Q-2015	X
Overlook Ridge III D	Malden	MA	113	100%	2Q-2015	X
Worcester I (c)	Worcester	MA	239	100%	3Q-2015
Conshohocken	Conshohocken	PA	310	100%	3Q-2015	X	X
Lofts at 40 Park (e)	Morristown	NJ	59	25%	3Q-2015
Port Imperial South Building # 11 (d)	Weehawken	NJ	280	50%	3Q-2015	X	X
Freehold (c)	Freehold	NJ	400	100%	2016
Riverwalk C (e)	West New York	NJ	363	20%	2016	X	X
Portside at Pier One 5-6 (d)	East Boston	MA	267	85%	2016	X	X
Crystal House III (e)	Arlington	VA	295	50%	2016	X
Port Imperial North J (e)	West New York	NJ	141	20%	2016	X
Port Imperial North I (e)	West New York	NJ	224	20%	2016	X
Liberty Landing - I (e)	Jersey City	NJ	175	50%	2016
San Remo (e)	Jersey City	NJ	300	42%	2017	X
Worcester II (c)	Worcester	MA	131	100%	2017
Portside at Pier One 1-4 (d)	East Boston	MA	160	85%	2017	X
Port Imperial South 8/9 (d)	Weehawken	NJ	275	50%	2017	X
Overlook Ridge III C	Malden	MA	252	100%	2017	X
Port Imperial North Riverbend 6 (e)	West New York	NJ	471	20%	2018	X
Overlook Ridge III A	Malden	MA	420	100%	2018	X
Port Imperial South Building 16 (d)	Weehawken	NJ	131	50%	2018	X
Port Imperial South Park Parcel (d)	Weehawken	NJ	262	50%	2019	X
Overlook Ridge 4	Malden	MA	45	100%	2020	X
Port Imperial South Building 2 (d)	Weehawken	NJ	200	50%	2021	X
Liberty Landing (e)	Jersey City	NJ	825	50%	TBD
Harborside	Jersey City	NJ	1,592	100%	TBD
Total Land Holdings/Pre-Development			8,104

(a)	Number of apartment homes are estimates and subject to change.
(b)	Project is estimated to be a 364-key hotel.
(c)	The Company has a signed agreement to acquire this land, subject to certain conditions.
(d)	Land owned or controlled by a consolidated joint venture in which the Company has an interest.
(e)	Land owned or controlled by an unconsolidated joint venture in which the Company has an interest.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

VI.  OFFICE PORTFOLIO

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

VI. OFFICE PORTFOLIO

Summary of Development Projects
(dollars in thousands)

As of December 31, 2014

			Costs		Estimated
			Incurred	Total	Initial
			Through	Estimated	Delivery
Property	Location	Type	12/31/14	Costs	Date
Consolidated;
Wegmans Food Markets	Hanover, NJ	Retail pad/Land Lease	$8,043	$25,273	4Q-2016

Total In-Process Development Projects:			$8,043	$25,273

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

VI. OFFICE PORTFOLIO

Summary of Land Holdings

As of December 31, 2014

			Potential
			Commercial
Property	Location	State	Square Feet (a)	Type of Space
Office:
Capital Office Park	Greenbelt	MD	595,000	Office
Eastpoint II	Lanham	MD	122,000	Office/Hotel
3 & 5 AAA Drive (b)	Hamilton Township	NJ	112,000	Office
6 AAA Drive	Hamilton Township	NJ	32,000	Office
2 South Gold Drive (c)	Hamilton Township	NJ	75,000	Office
Hillsborough 206 (d)	Hillsborough	NJ	160,000	Office
Plaza VIII and IX Associates, L.L.C. (d)	Jersey City	NJ	1,225,000	Office
Harborside	Jersey City	NJ	1,067,000	Office
One Newark Center (d)	Newark	NJ	400,000	Office
3 Campus Drive	Parsippany	NJ	124,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	150,000	Office/Retail
Princeton Metro	West Windsor	NJ	97,000	Office
Princeton Overlook II	West Windsor	NJ	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	760,000	Office/Hotel
Total Office:			5,068,500

Office/Flex:
Horizon Center	Hamilton Township	NJ	68,000	Office/Flex/Retail
Mack-Cali Commercenter	Totowa	NJ	30,000	Office/Flex
Mid-Westchester Executive Park	Hawthorne	NY	82,250	Office/Flex
South Westchester Executive Park (e)	Yonkers	NY	350,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	50,000	Office/Flex
Total Office/Flex:			580,250

Industrial/Warehouse:
Elmsford Distribution Center (e)	Elmsford	NY	100,000	Industrial/Warehouse
Total Warehouse:			100,000

Total			5,748,750

(a)	Amount of square feet is subject to change.
(b)	This land parcel also includes an existing office building totaling 35,270 square feet.
(c)	This land parcel also includes an existing office building totaling 33,962 square feet.
(d)	Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(e)	Mack-Cali holds an option to purchase this land.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

VI. OFFICE PORTFOLIO

Leasing Statistics
(For the three months ended December 31, 2014)

Consolidated Commercial In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
	Sq. Ft.	Leased	Expiring/		Net	Sq. Ft.	Pct.	Pct.
	Leased	Sq. Ft.	Adjustment	Incoming	Leasing	Leased	Leased	Leased
Market	09/30/14	Acquired/Sold (a)	Sq. Ft. (b)	Sq. Ft.	Activity	12/31/14 (c)	12/31/14	09/30/14

Northern NJ	10,529,262	-	(365,657)	405,410	39,753	10,569,015	79.6%	78.9%
Central NJ	4,266,758	-	(97,861)	112,824	14,963	4,281,721	91.1%	90.8%
Westchester Co., NY	3,552,801	-	(225,861)	223,944	(1,917)	3,550,884	90.0%	90.0%
Manhattan	524,476	-	-	-	-	524,476	100.0%	100.0%
Sub. Philadelphia	1,081,475	-	(94,775)	116,405	21,630	1,103,105	86.0%	84.4%
Fairfield, CT	262,928	-	(36,928)	36,928	-	262,928	96.3%	96.3%
Washington, DC/MD	1,006,703	-	(27,994)	27,899	(95)	1,006,608	77.9%	77.9%

Totals	21,224,403	-	(849,076)	923,410	74,334	21,298,737	84.2%	83.7%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of September 30, 2014	25,363,590
Total sq. ft. removed from service	(75,000)
Total sq. ft. as of December 31, 2014	25,288,590

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring December 31, 2014 aggregating 205,220 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

VI. OFFICE PORTFOLIO

Leasing Statistics

(For the three months ended December 31, 2014)

Consolidated Commercial In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
					Sq. Ft.			Leasing
					Renewed And	Wtd. Avg.	Wtd. Avg.	Costs Per
		# of	Total	Sq. Ft. New	Other	Term	Base	Sq. Ft. Per
Market	Property Type	Transactions	Sq. Ft.	Leases	Retained (a)	(Yrs.)	Rent (b)	Year (c)

Northern NJ	Office	34	341,684	197,713	143,971	10.3	29.60	5.41
	Office/Flex	7	63,726	-	63,726	4.0	17.35	2.23
Central NJ	Office	26	112,824	39,750	73,074	4.7	24.82	4.09
Westchester Co., NY	Office	9	24,993	1,543	23,450	4.1	23.44	2.47
	Office/Flex	13	159,151	1,000	158,151	5.0	11.61	1.15
	Industrial/Warehouse	2	39,800	-	39,800	5.9	19.60	0.67
Sub. Philadelphia	Office/Flex	10	116,405	20,000	96,405	5.0	10.52	0.49
Fairfield Co., CT	Office/Flex	1	36,928	-	36,928	2.1	20.50	3.25
Washington, DC/MD	Office	10	27,899	7,465	20,434	2.8	22.59	3.04

Totals		112	923,410	267,471	655,939	6.7	21.49	3.87

Detail by Property Type
	Office	79	507,400	246,471	260,929	8.3	27.85	5.13
	Office/Flex	31	376,210	21,000	355,210	4.5	13.12	1.18
	Industrial/Warehouse	2	39,800	-	39,800	5.9	19.60	0.67

Totals		112	923,410	267,471	655,939	6.7	21.49	3.87

Tenant Retention:	Leases Retained	70.5%
	Sq. Ft. Retained	77.3%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $15,480,992 and commissions of $8,334,075 committed, but not necessarily expended, during the period for second generation space aggregating 923,410 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

VI. OFFICE PORTFOLIO

Leasing Statistics
(For the three months ended December 31, 2014)

Unconsolidated Commercial Joint Venture Properties

SUMMARY OF SPACE LEASED

						LEASING ACTIVITY
					Leased
		Inventory		Sq. Ft.	Sq. Ft.	Expiring/	Sq. Ft.	Net	Sq. Ft.	Pct.	Pct.
	Inventory	Acquired/	Inventory	Leased	Acquired/	Adjustment	Incoming	Leasing	Leased	Leased	Leased
Market	09/30/14	Disposed	12/31/14	09/30/14	Sold (a)	Sq. Ft. (b)	Sq. Ft.	Activity	12/31/14	12/31/14	09/30/14

Northern NJ	1,399,035	(416,429)	982,606	1,156,006	(403,867)	(68,869)	97,204	28,335	780,474	79.4%	82.6%
Central NJ	773,228	-	773,228	720,851	-	-	-	-	720,851	93.2%	93.2%
Westchester, NY	594,108	-	594,108	484,195	-	(9,919)	16,603	6,684	490,879	82.6%	81.5%
Fairfield, CT	179,260	-	179,260	171,704	-	(7,565)	5,651	(1,914)	169,790	94.7%	95.8%
Sub. Philadelphia	1,842,820	-	1,842,820	1,606,235	-	(46,442)	18,163	(28,279)	1,577,956	85.6%	87.2%
CBD Philadelphia	1,219,557	-	1,219,557	1,024,146	-	(68,922)	50,879	(18,043)	1,006,103	82.5%	84.0%

Totals	6,008,008	(416,429)	5,591,579	5,163,137	(403,867)	(201,717)	188,500	(13,217)	4,746,053	84.9%	85.9%

DETAIL OF TRANSACTION ACTIVITY

Detail by Market				Sq. Ft.			Leasing
				Renewed	Wtd. Avg.	Wtd. Avg.	Costs Per
	# of	Total	Sq. Ft. New	And Other	Term	Base	Sq. Ft. Per
Market	Transactions	Sq. Ft.	Leases	Retained (c)	(Yrs.)	Rent (d)	Year (e)

Northern NJ	8	97,204	29,384	67,820	6.9	30.88	4.53
Westchester, NY	8	16,603	7,834	8,769	3.4	22.29	2.97
Fairfield, CT	1	5,651	-	5,651	1.0	24.00	1.50
Sub. Philadelphia	7	18,163	1,539	16,624	5.0	26.94	3.33
CBD Philadelphia	3	49,179	-	49,179	11.0	26.69	4.53

Totals	27	186,800	38,757	148,043	7.3	28.42	4.18

Unconsolidated Retail Joint Venture Properties

SUMMARY OF SPACE LEASED

LEASING ACTIVITY
Leased
		Inventory		Sq. Ft.	Sq. Ft.	Expiring/	Sq. Ft.	Net	Sq. Ft.	Pct.	Pct.
	Inventory	Acquired/	Inventory	Leased	Acquired/	Adjustment	Incoming	Leasing	Leased	Leased	Leased
Market	09/30/14	Disposed	12/31/14	09/30/14	Sold (a)	Sq. Ft. (b)	Sq. Ft.	Activity	12/31/14	12/31/14	09/30/14

Northern NJ	81,516	-	81,516	49,464	-	-	-	-	49,464	60.7%	60.7%

DETAIL OF TRANSACTION ACTIVITY

None.

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)
Represents estimated workletter costs of $3,435,861 and commissions of $2,257,056 committed, but not necessarily expended, during the period for second generation space aggregating 163,875 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

VI. OFFICE PORTFOLIO

Leasing Statistics
(For the year ended December 31, 2014)

Consolidated Commercial In-Service Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
	Sq. Ft.	Leased	Expiring/		Net	Sq. Ft.	Pct.	Pct.
	Leased	Sq. Ft.	Adjustment	Incoming	Leasing	Leased	Leased	Leased
Market	12/31/13	Acquired/Sold (a)	Sq. Ft. (b)	Sq. Ft.	Activity	12/31/14 (c)	12/31/14	12/31/13

Northern NJ	11,873,205	(762,935)	(1,865,478)	1,324,223	(541,255)	10,569,015	79.6%	83.0%
Central NJ	4,840,020	(630,423)	(404,029)	476,153	72,124	4,281,721	91.1%	90.0%
Westchester Co., NY	4,077,672	(477,409)	(743,679)	694,300	(49,379)	3,550,884	90.0%	89.8%
Manhattan	524,476	-	-	-	-	524,476	100.0%	100.0%
Sub. Philadelphia	1,119,158	-	(257,905)	241,852	(16,053)	1,103,105	86.0%	87.3%
Fairfield, CT	384,702	(139,348)	(102,789)	120,363	17,574	262,928	96.3%	85.1%
Washington, DC/MD	1,083,912	-	(259,491)	182,187	(77,304)	1,006,608	77.9%	83.8%
Rockland Co., NY	154,950	(154,251)	(27,422)	26,723	(699)	-	-	86.1%

Totals	24,058,095	(2,164,366)	(3,660,793)	3,065,801	(594,992)	21,298,737	84.2%	86.1%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2013	27,957,785
Total sq. ft. of properties added/sold/removed from service	(2,669,195)
Total sq. ft. as of December 31, 2014	25,288,590

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring December 31, 2014 aggregating 205,220 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

VI. OFFICE PORTFOLIO

Leasing Statistics

(For the year ended December 31, 2014)

Consolidated Commercial In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
					Sq. Ft.			Leasing
					Renewed And	Wtd. Avg.	Wtd. Avg.	Costs Per
		# of	Total	Sq. Ft. New	Other	Term	Base	Sq. Ft. Per
Market	Property Type	Transactions	Sq. Ft.	Leases	Retained (a)	(Yrs.)	Rent (b)	Year (c)

Northern NJ	Office	138	1,142,407	534,731	607,676	8.9	26.86	4.32
	Office/Flex	18	181,816	65,228	116,588	5.0	17.50	2.48
Central NJ	Office	87	441,497	161,619	279,878	4.1	24.63	3.86
	Office/Flex	10	34,656	10,422	24,234	3.5	15.70	2.70
Westchester Co., NY	Office	50	162,529	23,421	139,108	3.3	23.78	2.95
	Office/Flex	53	432,381	115,843	316,538	5.1	15.06	1.66
	Industrial/Warehouse	5	99,390	51,890	47,500	7.5	16.03	0.99
Sub. Philadelphia	Office/Flex	28	241,852	65,797	176,055	4.6	11.08	0.96
Fairfield Co., CT	Office	4	40,110	4,367	35,743	2.7	26.14	2.55
	Office/Flex	5	80,253	28,776	51,477	2.7	17.43	3.45
Washington, DC/MD	Office	49	182,187	44,896	137,291	3.9	24.71	3.93
Rockland Co., NY	Office	3	26,723	-	26,723	2.1	23.65	1.32

Totals		450	3,065,801	1,106,990	1,958,811	6.1	22.02	3.44

Detail by Property Type
	Office	331	1,995,453	769,034	1,226,419	6.7	25.86	4.15
	Office/Flex	114	970,958	286,066	684,892	4.7	14.74	1.77
	Industrial/Warehouse	5	99,390	51,890	47,500	7.5	16.03	0.99

Totals		450	3,065,801	1,106,990	1,958,811	6.1	22.02	3.44

Tenant Retention:	Leases Retained	58.1%
	Sq. Ft. Retained	53.5%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $42,774,846 and commissions of $21,362,888 committed, but not necessarily expended, during the period for second generation space aggregating 3,060,694 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

VI. OFFICE PORTFOLIO

Leasing Statistics
(For the year ended December 31, 2014)

Unconsolidated Commercial Joint Venture Properties

SUMMARY OF SPACE LEASED

						LEASING ACTIVITY
					Leased
		Inventory		Sq. Ft.	Sq. Ft.	Expiring/	Sq. Ft.	Net	Sq. Ft.	Pct.	Pct.
	Inventory	Acquired/	Inventory	Leased	Acquired/	Adjustment	Incoming	Leasing	Leased	Leased	Leased
Market	12/31/13	Disposed	12/31/14	12/31/13	Sold (a)	Sq. Ft. (b)	Sq. Ft.	Activity	12/31/14	12/31/14	12/31/13

Northern NJ	662,524	320,082	982,606	650,908	118,395	(128,378)	139,549	11,171	780,474	79.4%	98.2%
Central NJ	92,878	680,350	773,228	92,878	630,423	(2,450)	-	(2,450)	720,851	93.2%	100.0%
Westchester, NY	-	594,108	594,108	-	484,195	(9,919)	16,603	6,684	490,879	82.6%	-
Fairfield, CT	-	179,260	179,260	-	171,704	(7,565)	5,651	(1,914)	169,790	94.7%	-
Sub. Philadelphia	1,842,820	-	1,842,820	1,558,602	-	(339,416)	358,770	19,354	1,577,956	85.6%	84.6%
CBD Philadelphia	339,615	879,942	1,219,557	330,952	769,680	(150,484)	55,955	(94,529)	1,006,103	82.5%	97.4%

Totals	2,937,837	2,653,742	5,591,579	2,633,340	2,174,397	(638,212)	576,528	(61,684)	4,746,053	84.9%	89.6%

DETAIL OF TRANSACTION ACTIVITY

Detail by Market				Sq. Ft.			Leasing
				Renewed	Wtd. Avg.	Wtd. Avg.	Costs Per
	# of	Total	Sq. Ft. New	And Other	Term	Base	Sq. Ft. Per
Market	Transactions	Sq. Ft.	Leases	Retained (c)	(Yrs.)	Rent (d)	Year (e)

Northern NJ	14	139,549	45,655	93,894	6.4	30.21	4.11
Westchester, NY	8	16,603	7,834	8,769	3.4	22.29	2.97
Fairfield, CT	1	5,651	-	5,651	1.0	24.00	1.50
Sub. Philadelphia	61	358,770	77,786	280,984	4.5	23.72	3.86
CBD Philadelphia	4	54,255	-	54,255	10.5	26.50	4.11

Totals	88	574,828	131,275	443,553	5.5	25.52	3.89

Unconsolidated Retail Joint Venture Properties

SUMMARY OF SPACE LEASED

LEASING ACTIVITY
Leased
		Inventory		Sq. Ft.	Sq. Ft.	Expiring/	Sq. Ft.	Net	Sq. Ft.	Pct.	Pct.
	Inventory	Acquired/	Inventory	Leased	Acquired/	Adjustment	Incoming	Leasing	Leased	Leased	Leased
Market	12/31/13	Disposed	12/31/14	12/31/13	Sold (a)	Sq. Ft. (b)	Sq. Ft.	Activity	12/31/14	12/31/14	12/31/13

Northern NJ	81,516	-	81,516	49,464	-	-	-	-	49,464	60.7%	60.7%

DETAIL OF TRANSACTION ACTIVITY

None.

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)
Represents estimated workletter costs of $8,153,072 and commissions of $3,982,741 committed, but not necessarily expended, during the period for second generation space aggregating 459,632 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

VI. OFFICE PORTFOLIO

Market Diversification

The following table lists the Company’s markets (MSAs) based on annualized commercial contractual base rent of the Consolidated Commercial Properties:

		Percentage Of
		Company
	Annualized Base	Annualized	Total Property
	Rental Revenue	Base Rental	Size Rentable	Percentage of
Market (MSA)	($) (a) (b) (c)	Revenue (%)	Area (b) (c)	Rentable Area (%)
Jersey City, NJ	112,273,764	22.6	4,334,714	17.0
Newark, NJ (Essex-Morris-Union Counties)	109,519,236	22.1	5,905,646	23.4
Bergen-Passaic, NJ	72,193,675	14.6	3,911,522	15.5
Westchester-Rockland, NY	67,999,671	13.7	3,945,912	15.6
Washington, DC-MD-VA-WV	28,503,264	5.7	1,292,807	5.1
Monmouth-Ocean, NJ	28,093,138	5.7	1,620,863	6.4
Middlesex-Somerset-Hunterdon, NJ	27,672,167	5.6	1,241,055	4.9
Trenton, NJ	19,747,125	4.0	956,597	3.8
New York (Manhattan)	17,874,043	3.6	524,476	2.1
Philadelphia, PA-NJ	7,739,929	1.6	1,281,998	5.1
Stamford-Norwalk, CT	4,155,344	0.8	273,000	1.1

Totals	495,771,356	100.0	25,288,590	100.0

(a)
Annualized base rental revenue is based on actual December 2014 billings times 12. For leases whose rent commences after January 1, 2015, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring December 31, 2014 aggregating 184,140 square feet and representing annualized rent of $4,455,355 for which no new leases were signed includes office, office/flex, industrial/warehouse and stand-alone retail tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

VI. OFFICE PORTFOLIO

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized commercial contractual base rent of the Consolidated Commercial Properties:

	Annualized	Percentage of		Percentage of
	Base Rental	Company	Square	Total Company
	Revenue	Annualized Base	Feet Leased	Leased
Industry Classification (a)	($) (b) (c) (d)	Rental Revenue (%)	(c) (d)	Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	67,022,645	13.6	2,214,666	10.7
Insurance Carriers & Related Activities	49,707,674	10.1	1,830,595	8.9
Manufacturing	37,019,351	7.5	1,732,265	8.3
Legal Services	34,368,512	6.9	1,283,503	6.2
Credit Intermediation & Related Activities	31,667,951	6.4	1,041,002	5.0
Telecommunications	21,423,813	4.3	1,128,014	5.4
Computer System Design Svcs.	21,394,596	4.3	940,671	4.5
Health Care & Social Assistance	19,568,374	3.9	1,047,300	5.0
Accounting/Tax Prep.	19,139,241	3.9	715,463	3.4
Wholesale Trade	17,961,068	3.6	1,210,602	5.8
Scientific Research/Development	14,949,699	3.0	489,757	2.4
Public Administration	14,362,713	2.9	530,258	2.5
Architectural/Engineering	13,495,108	2.7	521,491	2.5
Admin & Support, Waste Mgt. & Remediation Svcs.	12,618,315	2.5	616,428	3.0
Arts, Entertainment & Recreation	11,871,083	2.4	709,503	3.4
Other Professional	11,545,871	2.3	505,500	2.4
Other Services (except Public Administration)	11,148,055	2.2	446,654	2.1
Management/Scientific	11,003,200	2.2	427,923	2.1
Real Estate & Rental & Leasing	8,408,224	1.7	452,853	2.2
Advertising/Related Services	7,752,453	1.6	288,134	1.4
Retail Trade	7,684,538	1.6	478,344	2.3
Utilities	6,845,346	1.4	292,220	1.4
Accommodation & Food Services	6,329,326	1.3	270,962	1.3
Transportation	5,607,017	1.1	282,731	1.4
Broadcasting	4,799,462	1.0	173,323	0.8
Construction	4,575,212	0.9	262,651	1.3
Educational Services	4,547,641	0.9	192,979	0.9
Data Processing Services	4,094,078	0.8	144,448	0.7
Publishing Industries	3,908,541	0.8	193,519	0.9
Information Services	3,708,762	0.7	132,619	0.6
Other	7,243,487	1.5	269,800	1.2

TOTAL	495,771,356	100.0	20,826,178	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS).
(b)
Annualized base rental revenue is based on actual December 2014 billings times 12. For leases whose rent commences after January 1, 2015, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring December 31, 2014 aggregating 184,140 square feet and representing annualized rent of $4,455,355 for which no new leases were signed.

(d)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

VI. OFFICE PORTFOLIO

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Commercial Properties as of December 31, 2014, based upon annualized base rental revenue:

			Percentage of
		Annualized	Company	Square	Percentage	Year of
	Number of	Base Rental	Annualized Base	Feet	Total Company	Lease
	Properties	Revenue ($) (a)	Rental Revenue (%)	Leased	Leased Sq. Ft. (%)	Expiration

DB Services New Jersey, Inc.	2	12,335,217	2.5	409,166	2.0	2017
National Union Fire Insurance Company of Pittsburgh, PA	2	10,956,822	2.2	388,651	1.9	(b)
Bank Of Tokyo-Mitsubishi FUJI, Ltd.	1	10,540,716	2.1	282,606	1.4	(c)
Forest Research Institute, Inc.	1	9,070,892	1.8	215,659	1.0	2017
United States of America-GSA	11	8,803,753	1.8	285,343	1.4	(d)
Prentice-Hall, Inc.	1	8,643,699	1.7	474,801	2.3	2015
Montefiore Medical Center	7	7,369,543	1.5	312,824	1.5	(e)
ICAP Securities USA, LLC	1	6,904,128	1.4	159,834	0.8	2017
TD Ameritrade Online Holdings	1	6,294,189	1.3	188,776	0.9	2020
Daiichi Sankyo, Inc.	1	6,256,513	1.3	171,900	0.8	2022
Merrill Lynch Pierce Fenner	1	5,883,780	1.2	294,189	1.4	2017
Wyndham Worldwide Operations	1	4,983,862	1.0	203,506	1.0	2029
New Cingular Wireless PCS, LLC	2	4,841,564	1.0	212,816	1.0	2018
KPMG, LLP	2	4,676,177	0.9	170,023	0.8	(f)
Vonage America, Inc.	1	4,427,500	0.9	350,000	1.7	2017
CohnReznick, LLP	2	4,333,954	0.9	155,056	0.7	(g)
HQ Global Workplaces, LLC	14	4,177,984	0.8	228,214	1.1	(h)
Arch Insurance Company	1	4,005,563	0.8	106,815	0.5	2024
AECOM Technology Corporation	1	3,707,752	0.7	91,414	0.4	2029
Allstate Insurance Company	6	3,364,195	0.7	141,164	0.7	(i)
SunAmerica Asset Management, LLC	1	3,167,756	0.6	69,621	0.3	2018
Tullett Prebon Holdings Corp.	1	3,127,970	0.6	100,759	0.5	2023
United Water Management & Services, Inc.	2	3,116,100	0.6	141,260	0.7	(j)
Morgan Stanley Smith Barney	3	3,099,988	0.6	103,173	0.5	(k)
Alpharma, LLC	1	3,098,092	0.6	112,235	0.5	2018
Xand Operations, LLC	2	3,014,150	0.6	131,078	0.6	2024
Plymouth Rock Management Company of New Jersey	2	2,961,873	0.6	116,889	0.6	(l)
E*Trade Financial Corporation	1	2,930,757	0.6	106,573	0.5	2022
Natixis North America, Inc.	1	2,823,569	0.6	89,907	0.4	2021
Continental Casualty Company	2	2,784,736	0.6	100,712	0.5	(m)
AAA Mid-Atlantic, Inc.	2	2,772,589	0.6	129,784	0.6	(n)
Tradeweb Markets, LLC	1	2,721,070	0.5	65,242	0.3	2027
Connell Foley, LLP	2	2,657,218	0.5	97,822	0.5	(o)
Virgin Mobile USA, LP	1	2,614,528	0.5	93,376	0.4	2016
New Jersey Turnpike Authority	1	2,605,798	0.5	100,223	0.5	2017
Lowenstein Sandler LLP	1	2,540,933	0.5	98,677	0.5	2017
Savvis Communications Corporation	1	2,430,116	0.5	71,474	0.3	2025
UBS Financial Services, Inc.	3	2,391,327	0.5	82,413	0.4	(p)
Tower Insurance Company of New York	1	2,306,760	0.5	76,892	0.4	2023
Bozzuto & Associates, Inc.	1	2,301,992	0.5	104,636	0.5	2025
Movado Group, Inc.	1	2,261,498	0.5	98,326	0.5	2018
Norris, McLaughlin & Marcus, PA	1	2,259,736	0.5	86,913	0.4	2017
Pitney Bowes Software, Inc.	1	2,253,645	0.5	73,379	0.4	2015
Bunge Management Services, Inc.	1	2,221,151	0.4	66,303	0.3	2020
Barr Laboratories, Inc.	1	2,209,107	0.4	89,510	0.4	2015
Sumitomo Mitsui Banking Corp.	2	2,170,167	0.4	71,153	0.3	2021
Herzfeld & Rubin, P.C.	1	2,140,236	0.4	56,322	0.3	2030
New Jersey City University	1	2,084,614	0.4	68,348	0.3	2035
Sun Chemical Management, LLC	1	2,034,798	0.4	66,065	0.3	2019
Syncsort, Inc.	1	1,991,439	0.4	73,757	0.4	2018
Totals		208,671,516	41.9	7,585,579	36.4

See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

VI. OFFICE PORTFOLIO

Significant Tenants
(Continued)

(a)
Annualized base rental revenue is based on actual December 2014 billings times 12. For leases whose rent commences after January 1, 2015, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	271,533 square feet expire in 2018; 117,118 square feet expire in 2019.
(c)	20,649 square feet expire in 2018; 24,607 square feet expire in 2019; 237,350 square feet expire in 2029.
(d)
194,872 square feet expire in 2015; 15,851 square feet expire in 2016; 7,046 square feet expire in 2018; 26,276 square feet expire in 2020; 21,596 square feet expire in 2022; 19,702 square feet expire in 2023.

(e)
21,110 square feet expire in 2015; 20,712 square feet expire in 2016; 59,302 square feet expire in 2017; 36,385 square feet expire in 2018; 133,763 square feet expire in 2019; 8,600 square feet expire in 2020; 14,842 square feet expire in 2021; 9,610 square feet expire in 2022; 8,500 square feet expire in 2023.

(f)	88,652 square feet expire in 2017; 81,371 square feet expire in 2019.
(g)	1,021 square feet expire in 2018; 154,035 square feet expire in 2020.
(h)
22,279 square feet expire in 2015; 12,407 square feet expire in 2017; 41,549 square feet expire in 2019; 21,008 square feet expire in 2020; 14,724 square feet expire in 2021; 36,158 square feet expire in 2023; 80,089 square feet expire in 2024.

(i)	5,348 square feet expire in 2015; 4,014 square feet expire in 2016; 75,740 square feet expire in 2017; 51,606 square feet expire in 2018; 4,456 square feet expire in 2019.
(j)	24,900 square feet expire in 2015; 116,360 square feet expire in 2035.
(k)	26,262 square feet expire in 2018; 34,516 square feet expire in 2025; 42,395 square feet expire in 2026.
(l)	10,271 square feet expire in 2015; 106,618 square feet expire in 2020.
(m)	6,488 square feet expire in 2015; 19,416 square feet expire in 2016; 74,808 square feet expire in 2031.
(n)	9,784 square feet expire in 2017; 120,000 square feet expire in 2022.
(o)	84,835 square feet expire in 2015; 12,987 square feet expire in 2026.
(p)	42,360 square feet expire in 2016; 13,340 square feet expire in 2022; 26,713 square feet expire in 2024.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

VI. OFFICE PORTFOLIO

Schedule of Lease Expirations

All Consolidated Commercial Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Commercial Properties beginning January 1, 2015, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2015 through 2017 only):

					Average Annualized
			Percentage Of		Base Rent Per
		Net Rentable	Total Leased	Annualized	Net Rentable	Percentage Of
		Area Subject	Square Feet	Base Rental	Square Foot	Annual Base
Year Of	Number Of	To Expiring	Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases	Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)	Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

First Quarter 2015	67	510,417	2.5	11,954,416	23.42	2.4
Second Quarter 2015	85	1,088,938	5.3	22,179,606	20.37	4.5
Third Quarter 2015	58	372,718	1.8	10,154,285	27.24	2.1
Fourth Quarter 2015	58	276,934	1.3	5,376,709	19.42	1.1
TOTAL – 2015	268	2,249,007	10.9	49,665,016	22.08	10.1

FULL YEAR 2015 (c)
Northern NJ	88	1,071,553	5.2	23,124,099	21.58	4.8
Central NJ	65	427,906	2.1	9,691,427	22.65	2.0
Westchester Co., NY	56	224,227	1.1	4,558,551	20.33	0.9
Manhattan	1	6,488	(d)	188,152	29.00	(d)
Sub. Philadelphia	16	161,930	0.8	1,161,919	7.18	0.2
Fairfield, CT	1	7,000	(d)	66,010	9.43	(d)
Washington, DC/MD	41	349,903	1.7	10,874,858	31.08	2.2
TOTAL – 2015	268	2,249,007	10.9	49,665,016	22.08	10.1

2016
Northern NJ	113	956,597	4.5	25,087,966	26.23	5.0
Central NJ	73	635,189	3.1	14,930,986	23.51	3.1
Westchester Co., NY	79	453,921	2.2	8,646,681	19.05	1.8
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	12	141,693	0.7	985,391	6.95	0.2
Fairfield, CT	3	117,649	0.6	2,034,809	17.30	0.4
Washington, DC/MD	28	109,970	0.5	2,927,560	26.62	0.6
TOTAL – 2016	308	2,415,019	11.6	54,613,393	22.61	11.1

2017
Northern NJ	112	1,829,931	8.7	52,134,193	28.49	10.6
Central NJ	71	973,918	4.7	18,881,842	19.39	3.8
Westchester Co., NY	69	346,845	1.7	7,139,653	20.58	1.4
Manhattan	1	14,863	0.1	505,342	34.00	0.1
Sub. Philadelphia	17	174,836	0.8	1,369,461	7.83	0.2
Fairfield, CT	2	102,928	0.5	1,466,524	14.25	0.3
Washington, DC/MD	21	98,335	0.5	2,957,316	30.07	0.6
TOTAL – 2017	293	3,541,656	17.0	84,454,331	23.85	17.0

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

VI. OFFICE PORTFOLIO

Schedule of Lease Expirations

All Consolidated Commercial Properties
(continued)

						Average Annualized
				Percentage Of		Base Rent Per
		Net Rentable		Total Leased	Annualized	Net Rentable	Percentage Of
		Area Subject		Square Feet	Base Rental	Square Foot	Annual Base
Year Of	Number Of	To Expiring		Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases		Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)		Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2018	257	2,440,884		11.7	55,229,167	22.63	11.1

2019	217	2,181,594		10.5	47,051,967	21.57	9.5

2020	178	1,636,918		7.9	36,339,022	22.20	7.3

2021	89	1,189,736		5.7	31,737,140	26.68	6.4

2022	80	1,107,309		5.3	27,298,832	24.65	5.5

2023	46	1,050,586		5.0	26,970,030	25.67	5.4

2024	55	1,069,540		5.1	26,755,463	25.02	5.4

2025	33	585,206		2.8	12,976,959	22.18	2.6

2026 and thereafter	31	1,358,723		6.5	42,680,036	31.41	8.6
Totals/Weighted
Average	1,855	20,826,178	(c) (e)	100.0	495,771,356	23.81	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual December 2014 billings times 12. For leases whose rent commences after January 1, 2015 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring December 31, 2014 aggregating 184,140 square feet and representing annualized rent of $4,455,355 for which no new leases were signed.
(d)	Represents 0.05% or less.
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	20,826,178
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	472,559
Square footage unleased	3,989,853
Total net rentable square footage (does not include land leases)	25,288,590

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

VI. OFFICE PORTFOLIO

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning January 1, 2015, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2015 through 2017 only):

						Average Annualized
				Percentage Of		Base Rent Per
		Net Rentable		Total Leased	Annualized	Net Rentable	Percentage Of
		Area Subject		Square Feet	Base Rental	Square Foot	Annual Base
Year Of	Number Of	To Expiring		Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases		Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)		Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2015 (c)
Northern NJ	84	1,040,504		6.5	22,757,462	21.87	5.3
Central NJ	55	332,083		2.0	8,384,763	25.25	2.0
Westchester Co., NY	31	90,483		0.6	2,674,914	29.56	0.6
Manhattan	1	6,488		(d)	188,152	29.00	(d)
Washington, DC/MD	41	349,903		2.1	10,874,858	31.08	2.5
TOTAL – 2015	212	1,819,461		11.2	44,880,149	24.67	10.4

2016
Northern NJ	107	898,890		5.6	24,391,885	27.14	5.6
Central NJ	62	515,118		3.2	13,083,177	25.40	3.0
Westchester Co., NY	28	106,822		0.7	2,889,757	27.05	0.7
Manhattan	-	-		-	-	-	-
Washington, DC/MD	28	109,970		0.7	2,927,560	26.62	0.7
TOTAL – 2016	225	1,630,800		10.2	43,292,379	26.55	10.0

2017
Northern NJ	105	1,795,878		11.3	51,723,976	28.80	11.9
Central NJ	61	939,045		5.8	18,506,124	19.71	4.3
Westchester Co., NY	29	84,199		0.5	2,451,423	29.11	0.6
Manhattan	1	14,863		0.1	505,342	34.00	0.1
Washington, DC/MD	21	98,335		0.6	2,957,316	30.07	0.7
TOTAL – 2017	217	2,932,320		18.3	76,144,181	25.97	17.6

2018	168	1,589,362		9.9	44,842,544	28.21	10.4

2019	161	1,453,549		9.1	36,781,619	25.30	8.5

2020	133	1,245,356		7.8	31,136,002	25.00	7.2

2021	75	1,031,652		6.4	29,557,295	28.65	6.8

2022	68	968,505		6.0	25,357,427	26.18	5.9

2023	36	835,658		5.2	24,075,147	28.81	5.6

2024	39	848,266		5.3	23,320,054	27.49	5.4

2025	17	373,419		2.3	10,241,533	27.43	2.4

2026 and thereafter	30	1,338,438		8.3	42,265,816	31.58	9.8
Totals/Weighted
Average	1,381	16,066,786	(c)	100.0	431,894,146	26.88	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual December 2014 billings times 12. For leases whose rent commences after January 1, 2015 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring December 31, 2014 aggregating 180,810 square feet and representing annualized rent of $4,420,390 for which no new leases were signed.
(d)	Represents 0.05% or less.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

VI. OFFICE PORTFOLIO

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning January 1, 2015, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2015 through 2017 only):

						Average Annualized
				Percentage Of		Base Rent Per
		Net Rentable		Total Leased	Annualized	Net Rentable	Percentage Of
		Area Subject		Square Feet	Base Rental	Square Foot	Annual Base
Year Of	Number Of	To Expiring		Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases		Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)		Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2015 (c)
Northern NJ	4	31,049		0.7	366,637	11.81	0.5
Central NJ	8	92,809		2.1	1,234,964	13.31	2.1
Westchester Co., NY	24	126,044		2.9	1,745,037	13.84	3.0
Sub. Philadelphia	16	161,930		3.7	1,161,919	7.18	2.0
Fairfield Co., CT	1	7,000		0.2	66,010	9.43	0.1
TOTAL – 2015	53	418,832		9.6	4,574,567	10.92	7.7

2016
Northern NJ	6	57,707		1.3	696,081	12.06	1.1
Central NJ	10	119,011		2.7	1,823,953	15.33	3.1
Westchester Co., NY	48	327,911		7.5	5,505,120	16.79	9.3
Sub. Philadelphia	12	141,693		3.3	985,391	6.95	1.7
Fairfield Co., CT	3	117,649		2.7	2,034,809	17.30	3.5
TOTAL – 2016	79	763,971		17.5	11,045,354	14.46	18.7

2017
Northern NJ	7	34,053		0.8	410,217	12.05	0.8
Central NJ	10	34,873		0.8	375,718	10.77	0.6
Westchester Co., NY	40	262,646		6.0	4,688,230	17.85	7.9
Sub. Philadelphia	17	174,836		4.0	1,369,461	7.83	2.3
Fairfield Co., CT	2	102,928		2.4	1,466,524	14.25	2.5
TOTAL – 2017	76	609,336		14.0	8,310,150	13.64	14.1

2018	86	758,039		17.4	9,790,650	12.92	16.6

2019	53	683,600		15.7	9,460,932	13.84	16.0

2020	42	310,440		7.1	4,101,977	13.21	7.0

2021	14	158,084		3.6	2,179,845	13.79	3.7

2022	12	138,804		3.2	1,941,405	13.99	3.3

2023	7	127,407		2.9	1,921,530	15.08	3.3

2024	15	175,274		4.0	3,018,649	17.22	5.1

2025	14	195,051		4.5	2,265,106	11.61	3.8

2026 and thereafter	1	20,285		0.5	414,220	20.42	0.7
Totals/Weighted
Average	452	4,359,123	(c)	100.0	59,024,385	13.54	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual December 2014 billings times 12. For leases whose rent commences after January 1, 2015, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(c)	Includes leases expiring December 31, 2014 aggregating 3,330 square feet and representing annualized rent of $34,965 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014

VI. OFFICE PORTFOLIO

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning January 1, 2015, assuming that none of the tenants exercise renewal or termination options. All industrial/warehouse properties are located in the Westchester County, NY market:

					Average Annualized
			Percentage Of		Base Rent Per
		Net Rentable	Total Leased	Annualized	Net Rentable	Percentage Of
		Area Subject	Square Feet	Base Rental	Square Foot	Annual Base
Year Of	Number Of	To Expiring	Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases	Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)	Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2015	1	7,700	2.0	138,600	18.00	3.2

2016	3	19,188	5.1	251,804	13.12	5.9

2018	3	93,483	24.6	595,973	6.38	13.9

2019	3	44,445	11.7	809,416	18.21	18.9

2020	3	81,122	21.4	1,101,043	13.57	25.7

2023	3	87,521	23.1	973,353	11.12	22.7

2024	1	46,000	12.1	416,760	9.06	9.7
Totals/Weighted
Average	17	379,459	100.0	4,286,949	11.30	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual December 2014 billings times 12. For leases whose rent commences after January 1, 2015, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning January 1, 2015, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2015 through 2017 only):

					Average Annualized
			Percentage Of		Base Rent Per
		Net Rentable	Total Leased	Annualized	Net Rentable	Percentage Of
		Area Subject	Square Feet	Base Rental	Square Foot	Annual Base
Year Of	Number Of	To Expiring	Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases	Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)	Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2015 (c)
Central NJ	2	3,014	14.5	71,700	23.79	12.7
TOTAL – 2015	2	3,014	14.5	71,700	23.79	12.7

2016
Central NJ	1	1,060	5.1	23,856	22.51	4.2
TOTAL – 2016	1	1,060	5.1	23,856	22.51	4.2

2025	2	16,736	80.4	470,320	28.10	83.1

Totals/Weighted
Average	5	20,810	100.0	565,876	27.19	100.0

(a)	Includes stand-alone retail property tenants only.
(b)
Annualized base rental revenue is based on actual December 2014 billings times 12. For leases whose rent commences after January 1, 2015 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2014